                           [PREFERRED GROUP LOGO]
                             THE PREFERRED GROUP
                               OF MUTUAL FUNDS


                              SEMIANNUAL REPORT
                              DECEMBER 31, 1995
                                 (Unaudited)

December 31, 1995 (unaudited)

TABLE OF CONTENTS


     Our Message to You ...........................................  1
     Performance Information and Benchmarks .......................  3
     Investment Review ............................................  4
     Statements of Assets & Liabilities ........................... 22
     Statements of Operations ..................................... 24
     Statements of Changes in Net Assets .......................... 26
     Financial Highlights ......................................... 28
     Schedules of Investments...................................... 32
     Notes to Financial Statements................................. 52


PERFORMANCE DATA                    FOR SIX MONTHS ENDED 12-31-95 (UNAUDITED)

                                                                                  CAPITAL
                        BEGINNING   ENDING     TOTAL     CURRENT    INCOME         GAINS
FUND NAME                  NAV        NAV     RETURN*     YIELD+   DIVIDENDS   DISTRIBUTIONS
Growth                   $16.63     $16.90     4.90%        --      $.0076        $.5379
Value                     13.82      15.02    12.30         --       .2063         .2940
International             12.24      12.55     4.00         --       .1683         .0118
Small Cap++               10.00      10.49     5.06***      --       .0156            --
Asset Allocation          11.97      12.45    12.53         --       .1992         .8145
Balanced                  10.00      10.50     7.44****     --       .1478         .0936
Fixed Income              10.30      10.58     6.16       5.37%      .2929         .0517
S.T. Gov't. Securities     9.80       9.87     3.51       4.99       .2697            --
Money Market               1.00       1.00     2.80**     5.21       .0276         .0001

*Total return includes reinvestment of dividends and capital gains distributions for the periods indicated.

**Prior to 11/1/95, the advisor was temporarily waiving a portion of its management fees (0.15%) for the Money Market Fund. Total return for the Money Market Fund would have been 2.75% if a portion of the fee had not been waived.

***The advisor is temporarily waiving a portion of its management fee (0.35%) for the Small Cap Fund. Total return for the Small Cap Fund would have been 5.00% if a portion of the fee had not been waived.

****The advisor is temporarily capping the Balanced Fund expenses at 1.15% of the Fund's average net assets. Total return for the Balanced Fund would have been 6.11% if expenses were not capped.

+The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 12/31/95. The yield shown for the Money Market Fund is a seven-day current yield as of 12/31/95, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds. Prior to 11/1/95, the advisor was temporarily waiving a portion of its management fees (0.15%) for the Money Market Fund. As the advisor was not waiving a portion of its management fees as of 12/31/95, there is no impact to the reported seven-day current yield as of 12/31/95.

++Inception date: 11/1/95.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

For more information about any of the Funds, call 1-800-662-GROW for a prospectus. Please read it carefully before you invest.

                                             THE PREFERRED GROUP OF MUTUAL FUNDS


OUR MESSAGE TO YOU


DEAR PREFERRED GROUP SHAREHOLDER:

        We are pleased to present you with the semiannual report for The Preferred Group for the six-month period ended December 31, 1995. This report includes performance, portfolio holdings and financial statements, in addition to commentary from each portfolio manager.

MARKET REVIEW

        During the last six months of the year, the financial markets continued their strong momentum. Low inflation, moderate economic growth, strong corporate earnings and lower interest rates all buoyed the U.S. stock and bond markets. The Dow Jones Industrial Average broke many records during the year, perhaps the most significant milestone occurring in mid-November when the index broke through the 5000 barrier.

        The Standard & Poor's 500 Index, a common benchmark for the U.S. stock market, gained 14.4% for the six months ended December 31. The Preferred Group equity funds performed positively during this period as well, although some earlier gains on some portfolio holdings were reversed slightly as technology stocks slumped late in the year.

        Fixed income investors participated in one of the strongest periods of bond market performance in years. The Federal Reserve's action to lower interest rates twice during the period, first in July and then again in December, continued to buoy the returns of both short and long maturity bonds. For the six-month period, the yield on the U.S. Treasury two-year note decreased from 5.79% on June 30 to 5.15% on December 31. Long-term interest rates, as measured by the Treasury's 30-year bond, decreased from 6.62% to 5.95% by year end. As a result, bond prices soared, and all of The Preferred Group's fixed income funds posted positive returns for the period.

        Foreign equities generally did not perform as well as U.S. stocks for the period, although many international holdings posted solid gains. Falling interest rates, subdued inflation, and a fourth quarter rally in the Japanese stock market were all factors in the positive returns of many overseas markets. The EAFE Index, a common benchmark for international investing, returned 8.6% for the six-month period.

        As we move ahead, it seems unlikely that 1996 will produce the same level of returns as 1995. We believe, however, that the long-term outlook is positive. Long-term investors should stay the course and remember that time is on their side.

December 31, 1995 (unaudited)

OUR MESSAGE TO YOU

PREFERRED GROUP HIGHLIGHTS

        In our report to you a year ago, we mentioned the possibility of new fund offerings in 1995. On July 1, The Preferred Group introduced the Preferred Balanced Fund. The Fund's subadvisor is Jennison Associates Capital Corp., which also is the subadvisor to the Preferred Growth Fund. In addition, on November 1, we launched the Preferred Small Cap Fund, bringing the number of Preferred Group's equity funds to four. The Fund is advised by Caterpillar Investment Management Ltd., which also advises the Preferred Short-Term Government Securities Fund. We are confident that the addition of these new funds will add value to The Preferred Group and provide greater diversification to shareholders in managing their investment portfolios.

        Finally, during this period of dramatic change, we are pleased to report that The Preferred Group reached an important milestone -- $1 billion in assets under management. We especially appreciate your continued support and confidence in us as we continue to grow and provide solid performance.

        We have a strong commitment to quality in our products and services and look forward to serving you and your long-term investment needs. Thank you for investing in The Preferred Group.

Sincerely,

Michael Pond
P. Michael Pond, CFA
President


     The Preferred Group of Mutual Funds
     Preferred Growth Fund
     Preferred Value Fund
     Preferred International Fund
NEW  Preferred Small Cap Fund
     Preferred Asset Allocation Fund
NEW  Preferred Balanced Fund
     Preferred Fixed Income Fund
     Preferred Short-Term Gov't. Securities Fund
     Preferred Money Market Fund

                                             THE PREFERRED GROUP OF MUTUAL FUNDS


PERFORMANCE INFORMATION

HISTORICAL PERFORMANCE:

Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change, and the growth of a hypothetical $10,000 investment. Comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:

Cumulative total returns reflect the Fund's actual performance over a set period - six months, one year, or since inception.

AVERAGE ANNUAL TOTAL RETURNS:

Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter - in this case, December 31, 1995. This allows you to compare funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:

The "$10,000 investment since inception" illustrates the value of your investment as of December 31, 1995, had you invested $10,000 when the Fund started.


BENCHMARKS - WHAT ARE THEY AND WHAT DO THEY TELL ME?

Benchmarks are simply a "point of reference for comparison". Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, an investment fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)


PREFERRED GROWTH FUND

S&P 500 Index


PREFERRED VALUE FUND

S&P 500 Index


PREFERRED INTERNATIONAL FUND

EAFE Index


PREFERRED SMALL CAP FUND

Russell 2000 Index


PREFERRED FIXED INCOME FUND

Salomon Brothers Broad Investment Grade (BIG) Index

PREFERRED ASSET ALLOCATION FUND

65%  -  S&P 500 Index
30%  -  Lehman Brothers Long-Term Treasury Index
 5%  -  90-day Treasury Bills


PREFERRED BALANCED FUND

55%  -  S&P 500 Index
35%  -  Lehman Government/Corporate Bond Index
10%  -  90-day Treasury Bills


PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

Merrill Lynch 1-3 Year Treasury Index


PREFERRED MONEY MARKET FUND

Donoghue's Taxable Money Market Fund Average

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
INVESTMENT REVIEW


PREFERRED GROWTH FUND

INVESTMENT OBJECTIVE:

The Preferred Growth Fund seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Lulu C. Wang, CFA

Title:  Executive Vice President/Director,
Jennison Associates Capital Corp.

Last Five Years' Experience: Portfolio Manager at Jennison Associates. Lulu has managed the Preferred Growth Fund since its inception on July 1, 1992.

Education: B.A. - Wellesley College; MBA - Columbia University; Chartered Financial Analyst.

DISCUSSION & ANALYSIS:

During the six months ended December 31, 1995, the Preferred Growth Fund advanced by 4.9%, compared with a gain of 14.4% by the S&P 500 Index. Since inception, the Fund has an average annual total return of 17.4%, versus 15.6% for the Index.

The Fund ended the third quarter of 1995 with a solid lead over the S&P 500, paced by strong gains in its technology and healthcare holdings. The Fund's relative position dramatically reversed in the fourth quarter of 1995. Technology suffered a sell-off, and large cap energy and financial stocks, fueled by cold weather and lower interest rates, respectively, led the market to new highs. Hampered by the downdraft in technology and underweighted in energy and financial stocks, the Fund trailed the S&P 500 at the close of the year.

During 1996, we believe the economy will continue to slow and stock advances will be more selectively paced by earnings growth. Wall Street has been revising earnings estimates down to more realistic levels, and on these more modest projections, technology companies still offer very attractive growth opportunities. The strongest technology companies such as Hewlett-Packard (3.7% of net assets), Cisco Systems (3.2%), Intel (3.0%), and Motorola (1.4%) are still multi-year growth stories and should, from current pullback levels, move on to new highs in 1996. Higher growth healthcare (Phycor 1.6%), capital goods (Boeing 3.4%), and specialty retailers (Autozone 2.1%) could also enjoy positive performance this year, as they are currently priced at moderate valuations and could be able to exhibit above-average earnings growth. Though unlikely to match last year's gains, 1996 should still offer solid opportunities in a more selective equity market.


                                                           - Jennison Associates


TOP TEN HOLDINGS:                 (% of net assets)
---------------------------------------------------
 1.        Hewlett-Packard               3.7
 2.        Boeing                        3.4
 3.        Ascend Communications         3.2
 4.        Cisco Systems                 3.1
 5.        Intel                         3.0
 6.        Applied Materials             2.4
 7.        Smithkline Beecham            2.4
 8.        Diebold                       2.4
 9.        Astra                         2.3
10.        Walt Disney                   2.2

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
INVESTMENT REVIEW

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the largest U.S. companies representing all major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:
--------------------------------------------------------------------------------
                                        PAST         PAST        SINCE
                                     6 MONTHS       1 YEAR     INCEPTION*
--------------------------------------------------------------------------------
PREFERRED GROWTH FUND                  4.90%        28.37%      75.54%
--------------------------------------------------------------------------------
S&P 500 Index                         14.40%        37.48%      65.99%
--------------------------------------------------------------------------------
                                                                  * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:

                                          PAST           SINCE
                                         1 YEAR        INCEPTION*
--------------------------------------------------------------------------------
PREFERRED GROWTH FUND                    28.37%         17.42%
--------------------------------------------------------------------------------
S&P 500 Index                            37.48%         15.58%
--------------------------------------------------------------------------------
                                                                  * JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:


                                [GRAPH CHART]


                Preferred Growth         S&P 500
                     Fund                Index
07/01/92        10000                   10000
12/31/92        11915                   10837
08/30/93        12425                   11359
12/31/93        13828                   11921
06/30/94        12468                   11514
12/31/94        13676                   12074
06/30/95        16733                   14510
12/31/95        17554                   16599

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
INVESTMENT REVIEW


PREFERRED VALUE FUND

INVESTMENT OBJECTIVE:

The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  John G. Lindenthal

Title:  Managing Director of Oppenheimer Capital

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.

Education:  B.S., MBA - University of Santa Clara

DISCUSSION & ANALYSIS:

During the six months ended December 31, 1995, the Preferred Value Fund returned 12.3%, as compared with the 14.4% advance recorded by the S&P 500 Index. Since its inception, the Fund has delivered an annualized return of 15.4%, versus the 15.6% average return for the S&P 500 Index for the same period.

The Fund's philosophy in buying stocks is to purchase quality companies at reasonable prices. We believe the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. In our view, companies with high returns can compound their capital and increase their value for extended periods. Therefore, we look for companies with above-average returns where those returns are protected by strong competitive positions. Moreover, we want these companies to use their cash flow to benefit shareholders - through stock buybacks or astute acquisitions, for instance. We stick with good companies until their value is reflected in the stock prices or until we find companies that offer even better value.

During the six-month period ended December 31, 1995, the Fund's performance was driven by its substantial holdings of financial stocks, which were among the market leaders for the period. These holdings represented approximately 31.0% of the Fund's net assets as of December 31, 1995.
Positions in this group included First Interstate Bancorp (4.1% of net assets), Travelers Group (3.7%), Federal Home Loan Mortgage Corporation (4.0%), Citicorp (3.4%), Excel Ltd. (3.4%), American International Group (2.8%), Transamerica (2.4%), and Aflac (2.3%). Importantly, we did not own these companies as
interest rate proxies or for other "top-down" considerations.   Most have been
investments of long standing that appeared undervalued to us regardless of the interest rate environment, although the decline in rates during the period helped to fuel their superior performance.

The Fund's focus on corporate restructuring and free cash flow also produced some large gains among industrial stocks. Notable during the six-month period ended December 31, 1995, were Hercules (2.7%) and Monsanto (3.5%), both chemical companies with strong management teams identified as turnaround candidates a few years ago. Similarly, McDonnell Douglas (3.6%), produced positive results. Several of our major holdings, including Sprint (3.1%), Freeport McMoRan (1.6%), Freeport McMoRan Copper and Gold (2.6%), and Dole Food (2.3%), which have announced that they would sell or spin off to shareholders a portion of their businesses, registered strong gains during the period.

The Fund's performance was negatively impacted by the short-term earnings disappointment in two technology-related companies, Motorola (1.5%) and Nokia (1.7%), both of which announced a slowing in the rate of growth in the cellular phone business. Also, the stock prices of Intel (2.1%) and Arrow Electronics (2.2%) were hurt by fears that the poorer business environment might lead

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
INVESTMENT REVIEW

to reduced demand for semiconductors. We continue to believe that these companies enjoy superior industrial positions, generate high returns on capital, and have attractive reinvestment opportunities.

Some of the Fund's holdings could benefit from industry consolidations, which are expected to be a major phenomenon over the next several years. These industries include: banking, finance, retail, and defense/aerospace. Looking forward, we believe the probabilities favor modest market gains in 1996. Earnings disappointments may become more prevalent after five years of growth and expanding margins. We continue to find individual stocks that we believe offer good value.
- Oppenheimer Capital


TOP TEN HOLDINGS:                          (% of net assets)
------------------------------------------------------------
   1. First Interstate Bancorp                      4.1
------------------------------------------------------------
   2. Federal Home Loan Mortgage                    4.0
------------------------------------------------------------
   3. Travelers Group                               3.7
------------------------------------------------------------
   4. McDonnell Douglas                             3.6
------------------------------------------------------------
   5. Monsanto                                      3.5
------------------------------------------------------------
   6. Excel Ltd.                                    3.4
------------------------------------------------------------
   7. Lockheed Martin                               3.4
------------------------------------------------------------
   8. Citicorp                                      3.4
------------------------------------------------------------
   9. General Electric                              3.1
------------------------------------------------------------
  10. Sprint                                        3.1
------------------------------------------------------------

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the largest U.S. companies representing all major industries.


CUMULATIVE TOTAL RETURN:

                                    PAST         PAST     SINCE
                                  6 MONTHS      1 YEAR  INCEPTION*
-------------------------------------------------------------------
 PREFERRED VALUE FUND              12.30%       37.71%    65.28%
-------------------------------------------------------------------
 S&P 500 Index                     14.40%       37.48%    65.99%
-------------------------------------------------------------------
                                                     * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                                   PAST           SINCE
                                 1 YEAR         INCEPTION*
-------------------------------------------------------------------
 PREFERRED VALUE FUND             37.71%          15.42%
-------------------------------------------------------------------
 S&P 500 Index                    37.48%          15.58%
-------------------------------------------------------------------
                                                     * JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPITON:

                                [GRAPH CHART]

                Preferred Value                S&P 500
                    Fund                        Index
07/01/92            10000                        10000
12/31/92            10980                        10837
06/30/93            11673                        11359
12/31/93            11945                        11921
06/30/94            11707                        11514
12/31/94            12001                        12074
06/30/95            14718                        14510
12/31/95            16258                        16599

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED INTERNATIONAL FUND

INVESTMENT OBJECTIVE:

The Preferred International Fund seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager: Peter F. Spano, CFA

Title: Managing Director of Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

DISCUSSION & ANALYSIS:

The Preferred International Fund returned 4.0% for the six-month period ended December 31, 1995 compared with 8.6% for the EAFE Index.

During the period, interest rates continued their downward trend with current rates at levels we haven't seen for almost two years. We believe there is room for further decline. The inflation outlook continues to be positive as both raw material and labor costs present no problems. Currencies were generally quiet, although the U.S. dollar rallied strongly against the Japanese yen earlier in the period.

Investors are concerned with the economic outlook, specifically, whether there will be a pause in economic growth or something more negative. This has put pressure on a number of basic industry/cyclical stocks, whose earnings are very sensitive to the economic outlook. A number of these stocks are now more attractively priced than was the case in early 1995. Some consumer-related/non-cyclical issues have become less attractive as investors have bid their prices up. Stocks in general have been sensitive to corporate earnings reports; we expect this situation to continue, particularly if interest rates bottom out.

The benchmark EAFE Index performed well due to the rally in the Japanese stock market. Preferred International Fund, with its significant under-weighting in Japan, was hurt relative to the Index. Additionally, we were negatively impacted by our basic industry/cyclical stocks, which were quite weak. We increased positions in the United Kingdom, Japan, Australia, France, and Canada. Bargain-priced stocks were purchased in non-cyclical and, to a lesser degree, cyclical areas in these markets. Little was sold, as positive cash flow gave us the opportunity to add new companies and increase some existing positions.

Looking ahead, we expect that foreign stocks will begin to perform better; they have clearly underperformed U.S. stocks for a long time and at some point, that should change. Valuation levels are very attractive relative to U.S. stocks, and we believe that investors should begin to focus on this opportunity as we move into 1996.

                                             - Mercator Asset Management

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

TOP TEN HOLDINGS:                         (% of net assets)
-----------------------------------------------------------------
 1. Sony Corp. Japan                            2.5
-----------------------------------------------------------------
 2. Iberdrolasa S.A. Spain                      2.4
-----------------------------------------------------------------
 3. Banco Bilbao Vizcaya Spain                  2.3
-----------------------------------------------------------------
 4. Ciba Geigy AG Switzerland                   2.3
-----------------------------------------------------------------
 5. Christian Dior France                       2.2
-----------------------------------------------------------------
 6. ING Groep NV Netherlands                    2.2
-----------------------------------------------------------------
 7. Lloyd's Abbey Life United Kingdom           2.1
-----------------------------------------------------------------
 8. Pioneer International Ltd. Australia        2.1
-----------------------------------------------------------------
 9. Banco Andalucia Spain                       2.0
-----------------------------------------------------------------
 10. Lion Nathan Ltd. New Zealand               2.0
-----------------------------------------------------------------


GEOGRAPHIC ALLOCATION:                    (% of net assets)
-----------------------------------------------------------------
Netherlands                                    11.5
-----------------------------------------------------------------
Switzerland                                    11.4
-----------------------------------------------------------------
United Kingdom                                 10.1
-----------------------------------------------------------------
France                                          7.4
-----------------------------------------------------------------
Spain                                           6.8
-----------------------------------------------------------------
Japan                                           6.3
-----------------------------------------------------------------
Sweden                                          6.2
-----------------------------------------------------------------
Norway                                          6.2
-----------------------------------------------------------------
Australia                                       6.0
-----------------------------------------------------------------
South Korea                                     5.8
-----------------------------------------------------------------
Canada                                          5.5
-----------------------------------------------------------------
New Zealand                                     5.2
-----------------------------------------------------------------
Argentina                                       2.3
-----------------------------------------------------------------
Italy                                           1.8
-----------------------------------------------------------------
Finland                                         1.5
-----------------------------------------------------------------
Germany                                         1.2
-----------------------------------------------------------------

PERFORMANCE:

The following information illustrates the historical performance of the Preferred International Fund compared with the EAFE INDEX. The Europe, Australia & Far East Index contains over 1000 stocks from 20 different countries with Japan (approx. 40%), the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current Prospectus).


CUMULATIVE TOTAL RETURN:

------------------------------------------------------------------------
                                      PAST        PAST         SINCE
                                    6 MONTHS     1 YEAR      INCEPTION*
------------------------------------------------------------------------
 PREFERRED INTERNATIONAL FUND         4.00%       9.93%        35.26%
------------------------------------------------------------------------
 EAFE Index                           8.55%      11.55%        56.68%
------------------------------------------------------------------------
                                                         * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

------------------------------------------------------------------------
                                             PAST            SINCE
                                            1 YEAR         INCEPTION*
------------------------------------------------------------------------
 PREFERRED INTERNATIONAL FUND                9.93%            9.00%
------------------------------------------------------------------------
 EAFE Index                                 11.55%           13.69%
------------------------------------------------------------------------
                                                          * JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]


                Peferred International          EAFE Index
                      Fund
07/01/92              10000                       10000
12/31/92               8419                        9779
06/30/93               9623                       12072
12/31/93              11915                       12999
06/30/94              12189                       14159
12/31/94              12305                       14047
06/30/95              13004                       14433
12/31/95              13526                       15668

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED SMALL CAP FUND

INVESTMENT OBJECTIVE:

The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.


PORTFOLIO MANAGER PROFILE:

Portfolio Manager: Todd M. Sheridan, CFA

Title: Portfolio Manager, Caterpillar Investment Management Ltd.
(CIML)

Last Five Years' Experience: Portfolio Manager at CIML since October 1992 with primary responsibilities for managing a small cap index fund. Prior to that time, Todd held various positions within Corporate Treasury Department of Caterpillar Inc. Todd managed the Preferred Short-Term Government Securities Fund from January 1, 1993 to June 30, 1995 and has managed the Preferred Small Cap Fund since its inception on November 1, 1995.

Education: B.S. - University of Illinois; Chartered Financial
Analyst.


DISCUSSION & ANALYSIS:

The Preferred Small Cap Fund was launched on November 1, 1995. For the two-month period ended December 31, 1995, the Fund returned 5.1%, compared with a 7.0% advance by the Russell 2000 Index. Prices of small cap stocks started moving higher just as the Fund began operations; this detracted from performance until the portfolio became fully invested. Most of the underperformance in the short history of this Fund is attributable to the costs of starting a new portfolio, especially in such a strong market.

Performance for the period was led by two of the portfolio's healthcare holdings. Maxicare Health Plans Inc. (1.8% of net assets) and Medisense Inc. (1.6%) each increased in value by more than 50%. The Fund did not escape the late year slump in technology stocks; fortunately the portfolio only maintained a 13% allocation to the sector. Even so, technology holdings in Integrated Silicon Solutions Inc. (0.8%) and Hutchinson Technology Inc. (1.1%) detracted from performance by declining 46% and 30%, respectively. We typically keep the portfolio fully invested. At year-end, the Fund's cash position was only 0.4%.

In selecting stocks for the Fund, we look for companies that have been successful in the recent past, continue to demonstrate that success in the present, have good long-term expected returns for the future, and are selling at fair valuations in the market. The result is that we get most of the earnings growth available from investing in small capitalization stocks while only paying about half the earnings multiple. As of year-end, the average price-earnings ratio of the stocks in the portfolio was only half of the price-earnings ratio of the Russell 2000. At the same time, the average long-term earnings growth rate of the stocks in the portfolio nearly equalled that of the Russell 2000.

The moderation of economic growth in the U.S. is forcing many companies to scale back their earnings forecasts. We believe, though, that the combination of low inflation and gradually decreasing interest rates will provide the necessary environment for continued economic growth in 1996. This should allow carefully selected companies to deliver solid earnings in 1996.

                                    - Caterpillar Investment Management Ltd.

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW


TOP TEN HOLDINGS:                               (% of total net assets)
----------------------------------------------------------------------
 1. Mercer International Inc.                          1.8
----------------------------------------------------------------------
 2. Maxicare Health Plans Inc.                         1.8
----------------------------------------------------------------------
 3. Kulicke & Soffa Industry                           1.7
----------------------------------------------------------------------
 4. Chesapeake Corp.                                   1.7
----------------------------------------------------------------------
 5. Conner Peripherals Inc.                            1.7
----------------------------------------------------------------------
 6. Medisense Inc.                                     1.6
----------------------------------------------------------------------
 7. American Business Products Inc.                    1.6
----------------------------------------------------------------------
 8. Castle (A.M.) Co.                                  1.6
----------------------------------------------------------------------
 9. Ross Stores Inc.                                   1.6
----------------------------------------------------------------------
10. CWM Mortgage Holdings Inc.                         1.5
----------------------------------------------------------------------

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 INDEX. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Note: Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide one, five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

-------------------------------------------------------------------
                                       PAST       PAST      SINCE
                                     6 MONTHS    1 YEAR   INCEPTION*
-------------------------------------------------------------------
 PREFERRED SMALL CAP FUND               N/A         N/A      5.06%+
-------------------------------------------------------------------
 Russell 2000 Index                     N/A         N/A      6.95%
-------------------------------------------------------------------

                                                 * NOVEMBER 1, 1995
                   +TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION
                  OF THE MANAGEMENT FEE (0.40%) HAD NOT BEEN WAIVED.

AVERAGE ANNUAL TOTAL RETURN:

-------------------------------------------------------------------
                                          PAST            SINCE
                                        1 YEAR          INCEPTION*
-------------------------------------------------------------------
 PREFERRED SMALL CAP FUND                  N/A              5.06%+
-------------------------------------------------------------------
 Russell 2000 Index                        N/A              6.95%+
-------------------------------------------------------------------

                                                 * NOVEMBER 1, 1995
                  + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0-40%) HAD NOT BEEN WAIVED.


A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]

                Preferred Small         Russell 2000
                   Cap Fund                 Index
11/01/95        10000                   10000
12/31/95        10506                   10695

                                      11

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE:
The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PORTFOLIO MANAGER PROFILE:
Mellon Capital Management Corporation
Portfolio Manager: Thomas B. Hazuka

Title: Executive Vice President, Mellon Capital Management
Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital.
Tom has been involved in the management of the Preferred Asset
Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Stevens Institute of Technology; MBA - University of Connecticut; PHD - Stanford University

PanAgora Asset Management
Portfolio Manager: Edgar E. Peters

Title: Director, Asset Allocation and Chief Investment Strategist, PanAgora Asset Management

Last Five Years Experience: Portfolio Manager at PanAgora Asset
Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Montclair State College; MBA - Rutgers University


DISCUSSION & ANALYSIS:
For the six-month period ended December 31, 1995, the Preferred Asset Allocation Fund had a total return of 12.5%. By comparison, the S&P 500 Index earned a total return of 14.4% and the Lehman Brothers Long-Term Treasury Index returned 10.8%. It should be noted that the Fund's rate of return was obtained at a lower level of risk (as measured by the historic relative price volatility of equity and debt) than that of the stock market.

The asset allocation model utilizes market data input (earnings projections, historical returns and volatility, and correlation among asset classes) and other proprietary inputs to calculate: 1) an expected return for each of the three asset classes - stocks, bonds, and cash; and 2) the optimal mix of stocks, bonds, and cash given the expected return and the goal of reducing risk through diversification. As the model's inputs change over time, so will the Fund's allocation among stocks, bonds, and money market instruments, as was the case during the last six months.

The second half of 1995 was characterized by robust markets in both stocks and bonds. Hitting record levels throughout the year, the stock market continued its rally that began in December 1994 as reported, as well as expected corporate earnings generally remained strong and inflation remained low. Likewise, bonds reacted favorably to the subdued level of inflation and to the Federal Reserve's monetary policy. Both markets were spurred by the Federal Reserve's 25 basis point interest rate cut in early July, as well as the second cut in mid-December.

During the third quarter of 1995, bond yields fluctuated widely as yields rose substantially in July and August and then fell back in September. Therefore, as bond yields rose, the asset allocation model identified bonds as the more attractive asset class and then, as bond yields fell, the model began to favor equities again. Consequently, the Fund made several asset allocation moves over the course of the third quarter. In both July and August, the Fund

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

shifted more towards bonds. However, in September, as the spread between expected return on stocks and bonds increased, the model began to recommend a shift back to equities, which is where the mix remained at year-end.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management


PORTFOLIO ALLOCATION:                         (% of portfolio)
--------------------------------------------------------------
                           6/30/95*  9/30/95*    12/31/95*
--------------------------------------------------------------
 Stocks                     73          70          71
--------------------------------------------------------------
 Bonds                      20          23          10
--------------------------------------------------------------
 Short-Term                  7           7          19
 (maturities less than
 one year)
--------------------------------------------------------------
                 *Adjusted for the effect of futures contracts

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of: 65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-
TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short term instruments.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.


CUMULATIVE TOTAL RETURN:

--------------------------------------------------------------
                                    PAST     PAST     SINCE
                                  6 MONTHS  1 YEAR  INCEPTION*
--------------------------------------------------------------
 PREFERRED ASSET ALLOCATION FUND   12.53%    32.79%   53.54%
--------------------------------------------------------------
 65/30/5 Benchmark                 12.76%    33.76%   58.49%
--------------------------------------------------------------
                                                * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

--------------------------------------------------------------
                                         PAST        SINCE
                                        1 YEAR     INCEPTION*
--------------------------------------------------------------
 PREFERRED ASSET ALLOCATION FUND        32.79%      13.02%
--------------------------------------------------------------
 65/30/5 Benchmark                      33.76%      14.06%
--------------------------------------------------------------
                                                * JULY 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]



                Preferred Asset         65/30/5 Benchmark
                Allocation Fund
07/01/92        10000                   10000
12/31/92        10731                   10781
06/30/93        11357                   11523
12/31/93        11869                   12057
06/30/94        11212                   11483
12/31/94        11563                   11848
06/30/95        13643                   14057
12/31/95        15354                   15849

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED BALANCED FUND

INVESTMENT OBJECTIVE:
The Preferred Balanced Fund seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and short term instruments.


PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Bradley L. Goldberg, CFA

Title: Director, Executive Vice President, Jennison Associates
Capital Corp.

Last Five Years' Experience: Portfolio manager at Jennison
Associates. Brad has managed the Preferred Balanced Fund since its inception on July 1, 1995. Prior to that, Brad was an equity and balanced portfolio manager and has been chairman of the Asset
Allocation committee at Jennison since 1980.

Education: B.S. - University of Illinois; MBA - New York University; Chartered Financial Analyst.


DISCUSSION & ANALYSIS:
The six months ended December 31, 1995 was a strong period for both stocks and bonds. The Preferred Balanced Fund returned 7.4% for the period, versus 10.5% for the blended benchmark of 55% S&P 500 Index/35% Lehman Government/Corporate Bond Index/and 10% 90-day Treasury Bills. This underperformance was largely due to disappointing relative equity returns during the fourth quarter as well as the portfolio's small equity weighting relative to the benchmark.

The fourth quarter of 1995 proved to be a particularly difficult period for companies with cyclically sensitive earnings. Worried about the economic slowdown, investors bid up consumer and financial stocks at the expense of technology and other cyclically sensitive groups. Although our equity holdings lagged for the six-month period, we believe we have an equity portfolio with favorable relative earnings growth and very attractive valuation characteristics relative to the market. Accordingly, we believe this period of relative underperformance is likely to be short-lived.

The Fund ended the period with an asset allocation mix of 48% equities, 36% bonds and 16% cash (calculated as % of net assets). It is the strategy of the Fund to assess the risk/reward outlook for each asset class on an ongoing basis, and to position the portfolio towards the most attractive asset class. This is, however, not a precise science, and the last half of 1995 presented a stronger equity market than we had expected. Nevertheless, we believe that over the longer term our active approach to asset allocation will be an important factor as we attempt to achieve the Fund's objective of achieving superior returns.

After the very strong stock and bond market performance in recent months, it is particularly important to reassess the intermediate-term outlook for the capital markets. Although we believe continued gains for both stocks and bonds are possible, we also want to acknowledge what may be a somewhat less friendly environment. On the equity side, corporate earnings growth is slowing significantly after several years of above average growth. Also, we believe the equity market is fully valued according to a number of indicators. On the bond market front, most signals continue to suggest a positive interest rate outlook, although rates have experienced a dramatic decline over the past year on a global basis, and there is uncertainty

                                            THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

about their future direction. Within this framework the Fund is maintaining a relatively cautious asset allocation posture. We believe our year-end cash reserve position of 16% is appropriate given the mixed outlook.

                                                           - Jennison Associates


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Balanced Fund compared to a blended benchmark consisting of: 55% - S&P 500 INDEX; 35% - LEHMAN GOVERNMENT/CORPORATE BOND INDEX; AND 10% - 90-DAY TREASURY BILLS. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of the U.S. Government and its agencies (excluding mortgage-backed securities), fixed rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Balanced Fund's inception date was July 1, 1995. This report will provide one, five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

----------------------------------------------------------------
                                    PAST      PAST      SINCE
                                 6 MONTHS    1 YEAR   INCEPTION*
----------------------------------------------------------------
 PREFERRED BALANCED FUND           7.44%       N/A      7.44%+
----------------------------------------------------------------
 55/35/10 Benchmark               10.49%       N/A     10.49%+
----------------------------------------------------------------

                                                  * JULY 1, 1995
     + TOTAL RETURN WOULD HAVE BEEN LOWER IF THE MANAGER HAD NOT
        AGREED TO LIMIT EXPENSES TO 1.15% OF AVERAGE NET ASSETS.

AVERAGE ANNUAL TOTAL RETURN:

----------------------------------------------------------------
                                      PAST       SINCE
                                    1 YEAR     INCEPTION*
----------------------------------------------------------------
 PREFERRED BALANCED FUND              N/A       7.44%+
----------------------------------------------------------------
 55/35/10 Benchmark                   N/A      10.49%+
----------------------------------------------------------------

                                                  * JULY 1, 1995
     + TOTAL RETURN WOULD HAVE BEEN LOWER IF THE MANAGER HAD NOT
        AGREED TO LIMIT EXPENSES TO 1.15% OF AVERAGE NET ASSETS.


A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]



                Preferred Balanced Fund         55/35/10 Benchmark
07/01/95        10000                           10000
12/31/95        10744                           11049

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED FIXED INCOME FUND

INVESTMENT OBJECTIVE:
The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.


PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Paul L. Zemsky, CFA

Title: Vice President, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan
Investment. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.

Education: B.S., B.S.E.E. - University of Pennsylvania;Chartered
Financial Analyst


DISCUSSION & ANALYSIS:
The Preferred Fixed Income Fund returned 6.2% for the six-month period ended December 31, 1995, compared with a gain of 6.3% by the Salomon Brothers Broad Investment Grade Index. Bonds experienced one of their best years on record in 1995 with long-term interest rates, which topped 7.4% in January, ending the year at 5.9%. Declining interest rates were a primary contributor to the Fund's performance in the second half of the year. The Federal Reserve, which increased short-term rates during the first half of 1995, reversed direction and cut interest rates twice during the year's second half in response to slowing economic growth and benign inflation news.

In managing the Preferred Fixed Income Fund, there are three key decisions that we make in order to add value. First, we determine the Fund's duration, which is a measure of the Fund's sensitivity to changes in interest rates. Because we believed that the Federal Reserve was going to cut interest rates in mid-year (which it did), we gradually lengthened the Fund's duration to take advantage of the rally in bond prices. This decision proved rewarding and contributed positively to the Fund's performance during the second half of the year.

Secondly, we allocated the Fund's assets across broad sectors of the fixed income market such as governments, corporates, and mortgage-backed securities. During the second half of 1995, we reduced the Fund's holdings in Treasuries and added to its holdings in corporate bonds to take advantage of their higher yields. We increased its holdings in mortgages from an underweighted to a neutral position, as valuations became more attractive in this sector. The specific mortgages in the Fund's portfolio tend to be less prepayment sensitive and, therefore, less volatile than mortgages that comprise the Index.

The final decision process is to select individual securities for the Fund. Securities are selected daily with substantial input from income analysts and traders. During the second half of the Fund's year, security selection among all sectors of the market continued to add value. At year-end, its portfolio had an average credit quality of AAA.

The Fund continues to maintain a slightly longer duration than the Index, given weak economic data, the positive inflation environment, and secular factors, including credible deficit reduction talk in Washington. We also expect to continue our overweighting in mortgages and corporates, given their yield advantage relative to Treasuries.

                                            - J. P. Morgan Investment Management

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW



PORTFOLIO STATISTICS:                       (as of December 31, 1995)
---------------------------------------------------------------------
 Portfolio Holdings                                             73
---------------------------------------------------------------------
 Average Maturity                                       13.2 years
---------------------------------------------------------------------
 Average Duration                                       4.69 years
---------------------------------------------------------------------
 Average Quality                                               AAA
---------------------------------------------------------------------
 Allocation:                                         (% of portfolio)
---------------------------------------------------------------------
  Treasury/Agency                                              26%
---------------------------------------------------------------------
  Corporates                                                   34%
---------------------------------------------------------------------
  Mortgages                                                    40%
---------------------------------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:


---------------------------------------------------------------------
                                         PAST      PAST      SINCE
                                      6 MONTHS    1 YEAR   INCEPTION*
---------------------------------------------------------------------
 PREFERRED FIXED INCOME FUND            6.16%     17.65%    32.64%
---------------------------------------------------------------------
 Salomon Bros. BIG Index                6.31%     18.53%    32.38%
---------------------------------------------------------------------
                                                       * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

---------------------------------------------------------------------
                                           PAST         SINCE
                                          1 YEAR      INCEPTION*
---------------------------------------------------------------------
 PREFERRED FIXED INCOME FUND              17.65%        8.40%
---------------------------------------------------------------------
 Salomon Bros. BIG Index                  18.53%        8.35%
---------------------------------------------------------------------
                                                       * JULY 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]


                Preferred Fixed         Salomon Brothers
                Income Fund             BIG Indx
07/01/92        10000                   10000
12/31/92        10471                   10461
06/30/93        11259                   11198
12/31/93        11549                   11496
06/30/94        11207                   11065
12/31/94        11237                   11169
06/30/95        12494                   12454
12/31/95        13264                   13238

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:
The Preferred Short-Term Government Securities Fund seeks high current income, consistent with preservation of capital, primarily through investments in U.S. Government Securities.


PORTFOLIO MANAGER PROFILE:
Portfolio Manager: J. Steven Orr, CFA

Title: Portfolio Manager, Caterpillar Investment Management Ltd.
(CIML)

Last Five Years' Experience: Portfolio Manager at CIML since June 1993. Prior to that, Steve held fixed income trading and portfolio management positions with United Services Advisors, L&N Investment Co., and MBank Austin. Effective July 1, 1995, Steve assumed responsibility for management of the Preferred Short-Term Government Securities Fund.

Education: B.A. - University of Texas; MBA - Southwest Texas State University; J.D. - St. Mary's University School of Law; Chartered
Financial Analyst


DISCUSSION & ANALYSIS:
The Preferred Short-Term Government Securities Fund had a total return of 3.5% for the six months ended December 31, 1995, compared with a 4.1% return for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return is 4.7% versus 5.7% for the Index.

The second half of 1995 saw continued gains for fixed income securities. The Federal Reserve Open Market Committee cut the overnight lending rate to banks by one-quarter of a point at the beginning and end of the period. Anticipation of these rate cuts by market participants drove bond prices higher throughout the period.

In months when the Fund outperformed the benchmark, the Fund held securities with a duration slightly longer than the Index. Periods of underperformance were due to slightly larger cash holdings.

In the summer of 1995, the portfolio held some callable agency securities. These were sold in the third quarter and replaced by U.S. Treasuries. Toward the end of 1995, the Fund diversified its holdings, adding several AAA rated asset-backed and taxable municipal securities.

1995 was a landmark year in performance for fixed income securities. Looking forward, we expect slowing growth in the economy and low inflation to spur the Federal Reserve to continue lowering its lending rates. Although this backdrop is favorable to bond prices, there is a degree of uncertainty as to how much lower interest rates can go in this economic cycle.

                                          Caterpillar Investment Management Ltd.



PORTFOLIO STATISTICS:                       (as of December 31, 1995)
---------------------------------------------------------------------
 Portfolio Holdings                                          25
---------------------------------------------------------------------
 Average Maturity                                    1.90 years
---------------------------------------------------------------------
 Average Duration                                    1.74 years
---------------------------------------------------------------------

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index is comprised primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

---------------------------------------------------------------------
                                     PAST       PAST        SINCE
                                   6 MONTHS    1 YEAR     INCEPTION*
---------------------------------------------------------------------
 PREFERRED SHORT-TERM
 GOVERNMENT SECURITIES FUND         3.51%       9.08%      17.35%
---------------------------------------------------------------------
 ML 1-3 Yr. Treasury Index          4.06%      11.00%      21.40%
---------------------------------------------------------------------
                                                       * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:

---------------------------------------------------------------------
                                       PAST            SINCE
                                      1 YEAR        INCEPTION*
---------------------------------------------------------------------
 PREFERRED SHORT-TERM
 GOVERNMENT SECURITIES FUND            9.08%          4.67%
---------------------------------------------------------------------
 ML 1-3 Yr. Treasury Index            11.00%          5.70%
---------------------------------------------------------------------
                                                       * JULY 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]


                Preferred Short-Term            ML 1-3 Yr. Treasury
                Gov't Sec Fund                       Index
07/01/92        10000                           10000
12/31/92        10261                           10317
06/30/93        10632                           10658
12/31/93        10833                           10875
06/30/94        10723                           10830
12/31/94        10757                           10938
06/30/95        11336                           11666
12/31/95        11735                           12140

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

PREFERRED MONEY MARKET FUND

INVESTMENT OBJECTIVE:
The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.


PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Robert R. "Skip" Johnson

Title: Vice President, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan
Investment. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.

Education: B.A. - Dartmouth College


DISCUSSION & ANALYSIS:
The Preferred Money Market Fund returned 2.8% for the six-month period ended December 31, 1995, compared with a return of 2.7% for the Donoghue's Taxable Money Market Fund Average. The primary contributor to the Fund's performance during the period was the flattening and eventual inversion of the money market curve, with yields on shorter maturities becoming higher than those on longer maturities. This condition was evident in the first half of 1995 and persisted through the end of the year, and was the result of a slowing economy, speculation over further Federal Reserve easings, continued low inflation, and weakening of employment and manufacturing statistics.

Short-term interest rates declined throughout the year. Because we believed that the Federal Reserve would lower rates in the middle of the year (which it did), we gradually extended the average life of the Fund to approximately 50-60 days. We avoided certain instruments, such as callable CD's, because our analysis determined that they offered poor value relative to fixed rate commercial paper.

The longer end of the money market yield curve benefited from weaker-than-expected economic signals as the year progressed and positive inflation news continued to flow forth. In addition, during the second half of the year, the Fund shifted more of its assets into Japanese bank obligations which met our stringent credit standards. This is because Japanese banks, which have been beleaguered with problem real estate loans, have been forced to offer a "Japan premium", a 20 to 50 basis point hike over European and domestic banks, in order to attract funds. Thus, the Fund's increased holdings of Japanese CD's and other securities provided the greatest yield advantage to the Fund during the period.

Although we expect to continue to purchase CD's from Japanese banks, there will be less emphasis placed on Japanese bank obligations in the coming year, as we believe the attractive premium has been drastically reduced. We expect the Fund to maintain an average life of 50-60 days and to focus on issues of six months or less. Lingering signs of slow growth in North America are still evident in continued sluggish production and employment data, as markets appear to be more fearful of intensifying economic weakness

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
 INVESTMENT REVIEW

rather than a renewed rebound. However, in this region, we expect growth to rebound and hold steady throughout 1996. We believe that inflation figures are under control, having possibly bottomed out in the U.S., poised for upturn in Japan because of a weaker yen, and remaining low throughout much of Europe.

                                            - J. P. Morgan Investment Management



An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1.00 per share.


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to DONOGHUE'S TAXABLE MONEY MARKET FUND AVERAGE. This benchmark is used for taxable money market funds.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide five and ten year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio, and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

---------------------------------------------------------------------
                                     PAST      PAST      SINCE
                                  6 MONTHS    1 YEAR   INCEPTION*
---------------------------------------------------------------------
 PREFERRED MONEY MARKET FUND        2.80%+    5.77%+    14.38%+
---------------------------------------------------------------------
 Donoghue's Taxable Money
 Market Fund Average                2.66%+    5.49%+    14.07%+
---------------------------------------------------------------------
                                                       * JULY 1, 1992


                 + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
                   THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
                  THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.


AVERAGE ANNUAL TOTAL RETURN:

---------------------------------------------------------------------
                                            PAST         SINCE
                                           1 YEAR     INCEPTION*
---------------------------------------------------------------------
 PREFERRED MONEY MARKET FUND                5.77%+        3.91%+
---------------------------------------------------------------------
 Donoghue's Taxable Money
 Market Fund Average                        5.49%+        3.83%+
---------------------------------------------------------------------
                                                       * JULY 1, 1992

                 + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
                   THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
                 THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

A $10,000 INVESTMENT SINCE INCEPTION:

                                [GRAPH CHART]


                Preferred Money         Donoghue's Taxable Money
                  Market Fund             Market Fund Average
07/01/92        10000                   10000
12/31/92        10140                   10148
06/30/93        10271                   10284
12/31/93        10406                   10422
06/30/94        10569                   10583
12/31/94        10814                   10813
06/30/95        11126                   11113
12/31/95        11438                   11407

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS & LIABILITIES


DECEMBER 31, 1995 (UNAUDITED)                                 GROWTH            VALUE        INTERNATIONAL     SMALL CAP
ASSETS
 Investments at value.................................        $387,157,488     $215,149,999     $130,193,756    $26,760,682
 Short-term obligations at amortized cost.............           1,656,000       14,237,910        5,916,000        108,149
 Cash.................................................              20,435            1,695               94
 Foreign currency holdings at value...................                                                52,921
 Receivable for investments sold......................           1,944,649
 Receivable for fund shares sold......................           1,364,759          842,817          538,075            895
 Dividends and interest receivable....................             296,737          249,217          382,309         27,853
 Prepaid expenses and other assets....................              39,481            9,938           31,068         13,142
                                                              ------------     ------------     ------------    -----------
     Total assets....................................          392,479,549      230,491,576      137,114,223     26,910,721
                                                              ------------     ------------     ------------    -----------
LIABILITIES
 Payable for investments purchased....................                                               118,032
 Payable for fund shares redeemed.....................              88,336                           114,670
 Payable for variation margin.........................
 Accrued:
   Management fees....................................             251,125          144,713          108,439          9,092
   Audit fees.........................................              14,852           13,007           16,485          6,030
   Custodian fees.....................................              14,719           14,812           48,229         10,041
   Legal fees.........................................               1,106           14,833
   Trustees' fees.....................................                                4,140              339            290
   Transfer agent fees and other expenses.............               6,450            6,044            7,816          2,767
                                                              ------------     ------------     ------------    -----------
        Total liabilities.............................             376,588          197,549          414,010         28,220
                                                              ------------     ------------     ------------    -----------
 Net assets...........................................        $392,102,961     $230,294,027     $136,700,213    $26,882,501
                                                              ------------     ------------     ------------    -----------
 Shares of beneficial interest outstanding............          23,196,785       15,331,594       10,895,661      2,561,943
                                                              ------------     ------------     ------------    -----------
 Offering and redemption price per share..............              $16.90           $15.02           $12.55         $10.49
                                                              ------------     ------------     ------------    -----------
COMPOSITION OF NET ASSETS
 Paid-in capital......................................        $291,028,557     $163,679,223     $122,527,873    $25,581,232
 Undistributed (Distribution in excess of) net
   investment income..................................            (370,744)           6,440           50,109          4,417
 Accumulated net realized gains (losses) on
   investments, futures and foreign currency..........           5,938,722        4,904,756       (1,211,900)       258,511
 Net unrealized appreciation on:
   Investments........................................          95,506,426       61,703,608       15,329,803      1,038,341
   Futures............................................
   Foreign denominated other assets, liabilities &
     currency........................................                                                  4,328
                                                              ------------     ------------     ------------    -----------
                                                              $392,102,961     $230,294,027     $136,700,213    $26,882,501
                                                              ------------     ------------     ------------    -----------
Investments and short-term obligations at cost.......         $293,307,062     $167,684,301     $120,779,953    $25,830,490
Foreign currency holdings at cost....................                                                52,925



See notes to financial statements

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS & LIABILITIES

            ASSET                                    FIXED            SHORT-TERM               MONEY
          ALLOCATION            BALANCED             INCOME           GOVERNMENT               MARKET
         $55,579,152           $2,836,986       $63,348,270          $31,354,565
          27,175,516              500,000         9,726,609              262,717             $71,757,168
                 850                  321             1,155                                          819

              85,177                5,734
             274,956                                229,303              213,736                 344,663
             331,148               23,152           760,954              600,131                 270,801
              55,065               64,737            26,324               15,054                  21,844
         -----------           ----------       -----------          -----------             -----------
          83,501,864            3,430,930        74,092,615           32,446,203              72,395,295
         -----------           ----------       -----------          -----------             -----------

             277,737                5,618         8,234,770
                                                                                                 105,208
              14,769
              48,825                2,161            35,798                9,529                  18,455
              13,956                9,813            13,815               13,559                   9,299
              43,384                1,301             8,384                6,339                   8,671
               6,315                                  3,414                4,800
                                      618             1,762                1,306
               8,356               25,105             5,614                2,798                   4,370
         -----------           ----------       -----------          -----------             -----------
             413,342               44,616         8,303,557               38,331                 146,003
         -----------           ----------       -----------          -----------             -----------
         $83,088,522           $3,386,314       $65,789,058          $32,407,872             $72,249,292
         -----------           ----------       -----------          -----------             -----------
           6,672,872              322,497         6,220,957            3,282,031              72,249,292
         -----------           ----------       -----------          -----------             -----------
              $12.45               $10.50            $10.58                $9.87                   $1.00
         -----------           ----------       -----------          -----------             -----------

         $69,712,586           $3,226,400       $62,878,761          $32,823,861             $72,249,292

             519,144               (4,206)          509,587             (751,761)

          12,506,132              164,120         2,400,710              335,772
             350,660

         -----------           ----------       -----------          -----------             -----------
         $83,088,522           $3,386,314       $65,789,058          $32,407,872             $72,249,292
         -----------           ----------       -----------          -----------             -----------
         $70,248,536           $3,172,866       $70,674,169          $31,281,510             $71,757,168



December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS

  SIX MONTH PERIOD ENDED
  DECEMBER 31, 1995* (UNAUDITED)                          GROWTH          VALUE       INTERNATIONAL       SMALL CAP*
INVESTMENT INCOME
 Dividends.................................              $1,184,683      $1,864,216     $1,282,893           $60,491
 Interest..................................                 159,387         418,978        222,398            28,563
                                                        -----------      ----------    -----------        ----------
                                                          1,344,070       2,283,194      1,505,291            89,054
 Less foreign taxes withheld at source.....                 (15,780)         (6,321)      (155,401)
                                                        -----------      ----------    -----------        ----------
   Total income...........................                1,328,290       2,276,873      1,349,890            89,054
                                                        -----------      ----------    -----------        ----------
EXPENSES
 Management fees...........................               1,512,284         831,517        597,998            33,338
 Audit fees................................                  15,837          14,579         16,088             7,530
 Custodian fees............................                  54,038          37,202        136,490            10,041
 Registration fees.........................                   5,781           5,278          5,529             3,263
 Legal fees................................                  33,418          14,830         12,564             1,757
 Trustees, fees............................                   7,287           3,771          3,267               502
 Transfer agent fees.......................                  30,659          25,128         28,148             2,510
 Insurance fees............................                   8,796           5,027          3,518
 Other expenses............................                  30,910           9,807         12,561             1,255
                                                        -----------      ----------    -----------        ----------
   Total expenses before waiver
       or reimbursement...................                1,699,010         947,139        816,163            60,196
                                                        -----------      ----------    -----------        ----------

 Expenses waived or borne by advisor.......                                                (15,559)
                                                        -----------      ----------    -----------        ----------
      Net investment income (loss)........                 (370,720)      1,329,734        533,727            44,417
                                                        -----------      ----------    -----------        ----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES AND
FOREIGN CURRENCY
 Net realized gain (loss) on:
   Investments............................               17,449,049       8,525,095      2,391,476           258,511
   Futures................................
   Foreign denominated other assets,
       liabilities and currency...........                                                 (78,639)
 Change in net unrealized appreciation
   (depreciation) on:
   Investments............................                1,537,727      15,409,272      2,126,513         1,038,341
   Futures................................
   Foreign denominated other assets,
      liabilities & currency..............                                                  (1,718)
                                                        -----------      ----------    -----------        ----------
   Net gain...............................               18,986,776      23,934,367      4,437,632         1,296,852
                                                        -----------      ----------    -----------        ----------

Net increase in net assets
   resulting from operations..............             $18,616,056     $25,264,101     $4,971,359        $1,341,269

                                                       -----------      ----------    -----------        ----------



 * Two-month period ended December 31, 1995 for Small Cap. (Commenced investment operations November 1, 1995).
** Commenced investment operations on July 3, 1995

See notes to financial statements
                                      24

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS

        ASSET                BALANCED**                FIXED                  SHORT-TERM                MONEY
     ALLOCATION                                       INCOME                  GOVERNMENT               MARKET
        $501,885             $14,091
       1,272,215              51,740                $2,045,895                   $992,353          $2,231,674
      ----------            --------                ----------                 ----------          ----------
       1,774,100              65,831                 2,045,895                    992,353           2,231,674
          (2,554)                (38)
      ----------            --------                ----------                 ----------          ----------
       1,771,546              65,793                 2,045,895                    992,353           2,231,674
      ----------            --------                ----------                 ----------          ----------
         289,190              12,372                   203,468                     56,431             113,079
          15,585              11,313                    14,077                     14,579              12,567
          82,940              11,056                    32,673                     17,595              28,654
           5,027               7,289                     5,027                      5,027               4,523
           5,781              15,322                     5,027                      1,761               7,036
             753                 672                     1,256                        754               1,758
          20,356               3,270                    20,356                     11,310              18,093
           2,262                 336                     1,759                      1,005               2,262
           9,294               1,005                     3,266                      1,758               7,285
      ----------            --------                ----------                 ----------          ----------
         431,188              62,635                   286,909                    110,220             195,257
      ----------            --------                ----------                 ----------          ----------

                             (43,664)                                                                 (38,738)
      ----------            --------                ----------                 ----------          ----------
       1,340,358              46,822                 1,758,986                    882,133           2,075,155
      ----------            --------                ----------                 ----------          ----------



       3,365,205              25,866                 1,219,731                    186,829
       1,604,178

       3,407,881             164,120                   820,933                     66,115
        (105,722)

      ----------            --------                ----------                 ----------          ----------
       8,271,542             189,986                 2,040,664                    252,944               --
      ----------            --------                ----------                 ----------          ----------

      $9,611,900            $236,808                $3,799,650                 $1,135,077          $2,075,155
      ----------            --------                ----------                 ----------          ----------

                                      25

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS


                                               GROWTH                      VALUE                   INTERNATIONAL         SMALL CAP

                                       PERIOD+         YEAR        PERIOD+        YEAR          PERIOD+       YEAR        PERIOD++
                                       ENDED           ENDED       ENDED          ENDED         ENDED         ENDED       ENDED
                                       12-31-95        6-30-95     12-31-95       6-30-95       12-31-95      6-30-95     12-31-95
                                       --------        -------     --------       -------       --------      -------     --------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
Net investment income (loss).....     ($ 370,720)   $ 329,642   $ 1,329,734    $ 3,145,879     $ 533,727   $ 1,813,258     $ 44,417
Net realized gain (loss) on:
    Investments..................     17,449,049      952,282     8,525,095      1,307,784     2,391,476    (2,003,086)     258,511
    Futures......................
    Foreign denominated other
      assets, liabilities
      & currency................                                                                 (78,639)     (158,648)
Change in net unrealized
   appreciation
   (depreciation) on:
     Investments.................      1,537,727   79,488,514    15,409,272     35,109,585     2,126,513     6,501,167    1,038,341
     Futures.....................
     Foreign denominated other
       assets, liabilities
       & currency................                                                                 (1,718)       (2,141)
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
       Net increase in net
          assets resulting
          from operations........     18,616,056   80,770,438    25,264,101     39,563,248     4,971,359     6,150,550    1,341,269
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
Distributions to
   shareholders from:
     Net investment income.......       (171,060)    (360,028)   (3,050,000)    (2,570,208)   (1,800,796)   (1,135,218)     (40,000)
     Net realized gains..........    (12,083,363)    (981,809)   (4,345,798)    (1,848,676)     (126,594)   (2,294,131)
     In excess of
          realized gains.........                                                                           (1,483,508)
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
                                     (12,254,423)  (1,341,837)   (7,395,798)    (4,418,884)   (1,927,390)   (4,912,857)     (40,000)
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
Fund share transactions:
     Receipts for shares sold....     75,522,731  192,447,010    45,503,497     85,032,399    41,559,619    56,546,095   26,502,847
     Value of distributions
          reinvested ............     12,181,436    1,323,959     7,389,827      4,418,455     1,924,291     4,827,346       40,000
     Cost of shares redeemed.....    (76,555,539) (70,073,934)  (53,145,963)   (33,004,985)  (28,043,704)  (39,328,510)    (961,615)
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
          Net increase (decrease)
             in net assets
             from fund share
             transactions........     11,148,628  123,697,035      (252,639)    56,445,869    15,440,206    22,044,931   25,581,232
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
                 Total increase
                 (decrease)......     17,510,261  203,125,636    17,615,664     91,590,233    18,484,175    23,282,624   26,882,501
NET ASSETS
     Beginning of period.........    374,592,700  171,467,064   212,678,363    121,088,130   118,216,038    94,933,414       --
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
     End of period...............   $392,102,961 $374,592,700  $230,294,027   $212,678,363  $136,700,213  $118,216,038  $26,882,501
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
     Undistributed (distribution
        in excess of) net
        investment income at
        end of period............    ($  370,744)   $ 171,036       $ 6,440    $ 1,726,706      $ 50,109   $ 1,317,178      $ 4,417
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
NUMBER OF FUND SHARES
     Sold........................      4,268,058   13,604,783     3,081,389      6,951,632     3,301,120     4,618,904    2,650,211
     Issued for distributions
        reinvested...............        720,794       97,278       496,296        393,082       153,329       417,558        3,842
     Redeemed....................     (4,312,353)  (4,948,067)   (3,632,757)    (2,647,764)   (2,219,922)   (3,273,695)     (92,110)
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
       Net increase (decrease) in
           shares outstanding....        676,499    8,753,994       (55,072)     4,696,950     1,234,527     1,762,767    2,561,943
Outstanding at:
     Beginning of period.........     22,520,286   13,766,292    15,386,666     10,689,716     9,661,134     7,898,367       --
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------
     End of period...............     23,196,785   22,520,286    15,331,594     15,386,666    10,895,661     9,661,134    2,561,943
                                    ------------  -----------  ------------   ------------  ------------  ------------  -----------



    +Unaudited six-month period ended December 31, 1995.
   ++Unaudited two-month period ended December 31, 1995
     (Commenced investment operations on November 1, 1995).
  +++Unaudited six-month period ended December 31, 1995
     (Commenced investment operations on July 3, 1995).
  See notes to financial statements

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS


            ASSET             BALANCED             FIXED                 SHORT-TERM                   MONEY
         ALLOCATION                                INCOME                GOVERNMENT                   MARKET

      PERIOD+     YEAR        PERIOD+++     PERIOD+     YEAR           PERIOD+     YEAR         PERIOD+        YEAR
      ENDED       ENDED       ENDED         ENDED       ENDED          ENDED       ENDED        ENDED          ENDED
      12-31-95    6-30-95     12-31-95      12-31-95    6-30-95        12-31-95    6-30-95      12-31-95       6-30-95
      --------    -------     --------      --------    -------        --------    -------      --------       -------
   $1,340,358  $ 2,268,126    $ 46,822  $ 1,758,986  $ 2,973,467    $ 882,133  $ 1,589,992    $2,075,155    $3,174,842

    3,365,205      543,186      25,866    1,219,731      465,854      186,829     (651,316)
    1,604,178       39,803                                                          21,358


    3,407,881    9,677,960     164,120      820,933    2,405,683       66,115      729,149
     (105,722)     612,251

  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
    9,611,900   13,141,326     236,808    3,799,650    5,845,004    1,135,077    1,689,183     2,075,155     3,174,842
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
   (1,328,065)  (2,279,873)    (46,822)  (1,758,986)  (2,973,467)    (882,133)  (1,589,992)   (2,075,155)   (3,174,842)
   (5,044,890)    (499,538)    (30,072)    (317,329)
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
   (6,372,955)  (2,779,411)    (76,894)  (2,076,315)  (2,973,467)    (882,133)  (1,589,992)   (2,075,155)   (3,174,842)
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
   15,184,571   14,544,292   3,481,551   11,472,455   17,834,854    2,274,661    5,330,024    46,316,411   112,398,694
    6,368,522    2,748,107       4,437    2,060,759    2,960,356      881,000    1,587,487     2,075,127     3,164,284
  (19,448,534)  (8,870,435)   (259,588)  (7,379,390) (11,627,516)  (3,121,904)  (5,167,066)  (55,727,999)  (81,582,823)
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
    2,104,559    8,421,964   3,226,400    6,153,824    9,167,694       33,757    1,750,445    (7,336,461)   33,980,155
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
    5,343,504   18,783,879   3,386,314    7,877,159   12,039,231      286,701    1,849,636    (7,336,461)   33,980,155

   77,745,018   58,961,139      --       57,911,899   45,872,668   32,121,171   30,271,535    79,585,753    45,605,598
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
  $83,088,522  $77,745,018  $3,386,314  $65,789,058  $57,911,899  $32,407,872  $32,121,171   $72,249,292   $79,585,753
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
                 ($ 12,293)
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------

    1,189,252    1,323,595     346,573    1,104,903    1,806,568      231,727      549,544    46,316,411   112,398,694
      508,436      250,348         423      197,858      300,318       89,776      163,782     2,075,092     3,164,284
   (1,517,423)    (820,174)    (24,499)    (706,394)  (1,163,969)    (318,075)    (533,019)  (55,727,964)  (81,582,823)
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
      180,265      753,769     322,497      596,367      942,917        3,428      180,307    (7,336,461)   33,980,155

    6,492,607    5,738,838      --        5,624,590    4,681,673    3,278,603    3,098,296    79,585,753    45,605,598
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------
    6,672,872    6,492,607     322,497    6,220,957    5,624,590    3,282,031    3,278,603    72,249,292    79,585,753
  -----------  -----------  ----------  -----------  -----------  -----------  -----------   -----------   -----------


December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS


                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS            DISTRIBUTIONS
                                            ----------------------------------------            -------------
(SELECTED DATA FOR A SHARE                                    Net          Total                        Distributions
OF BENEFICIAL INTEREST          NET ASSET         Net       Realized      Income         Distributions    from Net
OUTSTANDING THROUGHOUT           VALUE,       Investment      and       (Loss) from        from Net       Realized
THE PERIOD)                     BEGINNING       Income     Unrealized   Investment        Investment      Gains on
                                OF PERIOD       (Loss)     Gain (Loss)  Operations          Income       Investments
 GROWTH
 Year Ended June 30,
 1993                           $10.00          $0.01        $2.42         $2.43           $(0.01)         $  --
 1994                            12.42           0.01         0.03          0.04               --             --
 1995                            12.46           0.01         4.24          4.25            (0.02)         (0.06)
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     16.63          (0.02)        0.84          0.82            (0.01)         (0.54)


 VALUE
 Year Ended June 30,
 1993                            10.00           0.19         1.44          1.63            (0.11)            --
 1994                            11.52           0.19        (0.12)         0.07            (0.16)         (0.10)
 1995                            11.33           0.21         2.62          2.83            (0.20)         (0.14)
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     13.82           0.09         1.61          1.70            (0.21)         (0.29)


 INTERNATIONAL
 Year Ended June 30,
 1993                            10.00           0.15        (0.53)        (0.38)           (0.03)            --
 1994                             9.59           0.08         2.47          2.55            (0.07)         (0.05)
 1995                            12.02           0.18         0.60          0.78            (0.13)         (0.26)
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     12.24           0.04         0.45          0.49            (0.17)         (0.01)


 SMALL CAP
 Two-Months Ended December 31, 1995  (Commenced investment operations on November 1, 1995)
 (Unaudited)                    $10.00          $0.02        $0.49         $0.51           $(0.02)          $ --


     *Total return for the Small Cap Fund would have been lower if a portion of the fees had not been waived by the advisor.
   ***Total return at net asset value and assumes reinvestment of dividends and capital gains distributions.
     +Not annualized
    ++Annualized

  See notes to financial statements

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS



       DISTRIBUTIONS                                                         RATIOS TO AVERAGE NET ASSETS
----------------------------                                        -----------------------------------------------
                                                                                 Operating
Distributions                 NET ASSET     TOTAL         Net                    Expenses
  in Excess                    VALUE,     RETURN AT     Assets,                   Before          Net     Portfolio
  of Realized      Total       END OF     NET ASSET     End of      Operating    Voluntary    Investment  Turnover
     Gains     Distributions   PERIOD     VALUE***      Period      Expenses      Waiver     Income (Loss)  Rate
   $  --        $(0.01)       $12.42      24.25%    $117,706,665     1.00%            --        0.07%     58.12%
      --            --         12.46       0.34%     171,467,064     0.91%            --        0.13%     51.56%
      --         (0.08)        16.63      34.21%     374,592,700     0.87%            --        0.13%     55.32%

      --         (0.55)        16.90       4.90%+    392,102,961     0.84%++          --       (0.18%)++  36.37%



      --         (0.11)        11.52      16.37%     121,511,090     0.96%            --        1.79%     17.77%
      --         (0.26)        11.33       0.60%     121,088,130     0.93%            --        1.64%     11.95%
      --         (0.34)        13.82      25.72%     212,678,363     0.89%            --        1.95%     29.02%

      --         (0.50)        15.02      12.30%+    230,294,027     0.85%++          --        1.20%++   10.22%



      --         (0.03)         9.59      (3.77%)     39,126,841     1.60%            --        1.83%     16.21%
      --         (0.12)        12.02      26.66%      94,933,414     1.38%            --        1.37%     27.78%
  (0.17)         (0.56)        12.24       6.70%     118,216,038     1.32%            --        1.65%     29.47%

      --         (0.18)        12.55       4.00%+    136,700,213     1.30%++          --        0.85%++   10.12%


   $  --        $(0.02)       $10.49       5.06%+*   $26,882,501     1.00%++      1.35%++       1.00%++   10.01%



December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS            DISTRIBUTIONS
                                            ----------------------------------------     ---------------------------
(SELECTED DATA FOR A SHARE                                    Net          Total                       Distributions
OF BENEFICIAL INTEREST          NET ASSET                   Realized      Income         Distributions    from Net
OUTSTANDING THROUGHOUT           VALUE,           Net         and       (Loss) from        from Net       Realized
THE PERIOD)                     BEGINNING     Investment   Unrealized   Investment        Investment      Gains on
                                OF PERIOD       Income     Gain (Loss)  Operations          Income       Investments
 ASSET ALLOCATION
 Year Ended June 30,
 1993                           $10.00          $0.34        $0.99         $1.33           $(0.34)        $(0.09)
 1994                            10.90           0.30        (0.42)        (0.12)           (0.30)         (0.21)
 1995                            10.27           0.38         1.79          2.17            (0.38)         (0.09)
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     11.97           0.20         1.29          1.49            (0.20)         (0.81)

 BALANCED
 Six-Months Ended December 31, 1995  (Commenced investment operations on July 3, 1995)
 (Unaudited)                     10.00           0.15         0.59          0.74            (0.15)         (0.09)

 FIXED INCOME
 Year Ended June 30,
 1993                            10.00           0.51         0.71          1.22            (0.51)         (0.11)
 1994                            10.60           0.47        (0.50)        (0.03)           (0.47)         (0.14)
 1995                             9.80           0.58         0.50          1.08            (0.58)            --
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     10.30           0.29         0.33          0.62            (0.29)         (0.05)

 SHORT-TERM GOVERNMENT
 Year Ended June 30,
 1993                            10.00           0.39         0.23          0.62            (0.39)         (0.15)
 1994                            10.08           0.37        (0.29)         0.08            (0.37)            --
 1995                             9.77           0.51         0.03          0.54            (0.51)            --
 Six-Months Ended
 December 31, 1995
 (Unaudited)                      9.80           0.27         0.07          0.34            (0.27)            --

 MONEY MARKET
 Year Ended June 30,
 1993                             1.00           0.03           --          0.03            (0.03)            --
 1994                             1.00           0.03           --          0.03            (0.03)            --
 1995                             1.00           0.05           --          0.05            (0.05)            --
 Six-Months Ended
 December 31, 1995
 (Unaudited)                     $1.00          $0.03        $  --         $0.03           $(0.03)          $ --


    *Total return for the Money Market Fund and Balanced Fund would have been lower if a portion of the fees had not been waived or borne by the advisor. **Effective July 3, 1995 and until further notice, the Manager has agreed to limit expenses to 1.15% of average net assets.
  ***Total return at net asset value and assumes reinvestment of dividends and capital gains distributions.
    +Not annualized    ++Annualized
  See notes to financial statements

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

      DISTRIBUTIONS                                                       RATIOS TO AVERAGE NET ASSETS
-----------------------------                                       -------------------------------------------------------
                                                                                 OPERATING
DISTRIBUTIONS                 NET ASSET     TOTAL         NET                    EXPENSES
  IN EXCESS                    VALUE,     RETURN AT     ASSETS,                   BEFORE          NET     PORTFOLIO
  OF REALIZED      TOTAL       END OF     NET ASSET     END OF      OPERATING    VOLUNTARY    INVESTMENT  TURNOVER
     GAINS     DISTRIBUTIONS   PERIOD     VALUE***      PERIOD      EXPENSES      WAIVER        INCOME      RATE

===========================================================================================================================

   $  --        $(0.43)       $10.90      13.57%     $48,420,381     1.27%           --         3.25%     34.10%
      --         (0.51)        10.27      (1.28%)     58,961,139     1.25%           --         2.76%     24.71%
      --         (0.47)        11.97      21.70%      77,745,018     1.11%           --         3.52%     18.27%

      --         (1.01)        12.45      12.53%+     83,088,522     1.04%++         --         3.24%++   25.85%

===========================================================================================================================


      --         (0.24)        10.50       7.44%+*     3,386,314     1.15%++**       3.80%++**  2.84%++   20.01%

===========================================================================================================================


      --         (0.62)        10.60      12.59%      35,889,454     1.05%           --         4.91%    316.06%
  (0.16)         (0.77)         9.80      (0.46%)     45,872,668     0.97%           --         4.53%    254.92%
      --         (0.58)        10.30      11.48%      57,911,899     0.95%           --         5.94%    330.55%

      --         (0.34)        10.58       6.16%+     65,789,058     0.91%++         --         5.60%++  155.82%

===========================================================================================================================


      --         (0.54)        10.08       6.32%      27,027,485     0.78%           --         3.87%    268.36%
  (0.02)         (0.39)         9.77       0.86%      30,271,535     0.74%           --         3.75%    134.34%
      --         (0.51)         9.80       5.71%      32,121,171     0.71%           --         5.27%    256.44%

      --         (0.27)         9.87       3.51%+     32,407,872     0.68%++         --         5.46%++   81.63%

===========================================================================================================================


      --         (0.03)         1.00       2.71%*     18,146,496     0.80%        0.87%         2.67%        N/A
      --         (0.03)         1.00       2.91%*     45,605,598     0.53%        0.68%         2.97%        N/A
      --         (0.05)         1.00       5.27%+*    79,585,753     0.39%        0.54%         5.24%        N/A

   $  --        $(0.03)        $1.00       2.80%+*   $72,249,292     0.42%++      0.47%++       5.54%++      N/A


December 31, 1995 (unaudited)
-------------------------------------------------------------------------
Schedules of Investments

PREFERRED GROWTH FUND


Common Stock - 98.74%                          Shares              Value
-------------------------------------------------------------------------
AEROSPACE - 3.36%
  Boeing Co                                   168,000         $13,167,000
                                                              -----------

COMPUTER SOFTWARE - 8.89%
  Adobe Systems Inc                           122,500           7,595,000
  Autodesk Inc                                 95,700           3,277,725
  First Data Corp                              88,400           5,911,750
  General Motors Corp Class E                  20,200           1,050,400
  Intuit*                                      39,700           3,096,600
  Microsoft Corp*                              84,000           7,371,000
  Sap AG ADR***                               129,700           6,548,177
                                                              -----------
                                                               34,850,652
                                                              -----------

CONSUMER PRODUCTS - 3.25%
  Gillette Co                                 105,600           5,504,400
  Heilig Meyers Co                            166,300           3,055,763
  Pepsico Inc                                  74,600           4,168,275
                                                              -----------
                                                               12,728,438
                                                              -----------

DISCOUNT & FASHION RETAILING - 8.15%
  Autozone Inc*                               278,900           8,053,238
  Dollar General Corp                         145,900           3,027,425
  Home Depot Inc                               96,533           4,621,517
  Kohls Corp*                                 104,800           5,502,000
  Micro Warehouse Inc*                        106,800           4,619,100
  Sunglass Hut International Inc*             257,800           6,122,750
                                                              -----------
                                                               31,946,030
                                                              -----------

ELECTRICAL & ELECTRONICS - 13.46%
  Adflex Solutions Inc*                       141,500           3,785,125
  Diebold Inc                                 168,225           9,315,459
  Intel Corp                                  208,600          11,838,050
  KLA Instruments Corp*                       157,600           4,107,450
  LSI Logic Corp*                             246,500           8,072,875
  Motorola Inc                                 94,400           5,380,800
  Symbol Technologies Inc*                    136,800           5,403,600
  Texas Instruments Inc                        94,500           4,890,375
                                                              -----------
                                                               52,793,734
                                                              -----------

FINANCE - 4.28%
  Federal National Mortgage Association        37,900           4,704,338
  MGIC Investment Corp                        131,200           7,117,600
  Morgan Stanley Group Inc                     61,600           4,966,500
                                                              -----------
                                                               16,788,438
                                                              -----------

HEALTH CARE - 12.93%
  Astra AB ADR                                226,000           9,036,972
  Chiron Corp*                                 58,600           6,475,300
  Eli Lilly & Co                              105,600           5,940,000
  Merck & Co Inc                               60,700           3,991,025


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------

HEALTH CARE (continued)
  Pfizer Inc                                   69,400          $4,372,200
  Phycor Inc*                                 125,200           6,330,425
  Smithkline Beecham PLC  ADR                 170,500           9,462,750
  United Healthcare Corp*                      77,900           5,102,450
                                                              -----------
                                                               50,711,122
                                                              -----------

LEISURE TIME INDUSTRIES - 4.46%
  Lone Star Steakhouse & Saloon*              150,900           5,790,788
  Promus Cos Inc*                             137,525           3,059,931
  Walt Disney Co                              146,500           8,643,500
                                                              -----------
                                                               17,494,219
                                                              -----------

MANUFACTURING - 7.08%
  Applied Materials Inc*                      240,500           9,469,688
  Caterpillar Inc                              54,000           3,172,500
  Duracell International Inc                  122,300           6,329,025
  Harnischfeger Industries Inc                160,700           5,343,275
  Novellus System Inc*                         64,100           3,461,400
                                                              -----------
                                                               27,775,888
                                                              -----------

OFFICE EQUIPMENT & COMPUTERS - 15.64%
  3Com Corp*                                  159,100           7,418,038
  America Online Inc*                          33,400           1,252,500
  Bay Networks Inc*                           162,450           6,680,756
  Cerner Corp*                                112,600           2,308,300
  Cirrus Logic Inc*                           135,000           2,666,250
  Cisco Systems Inc*                          165,500          12,350,438
  Compaq Computer Corp*                        88,200           4,233,600
  Dell Computer Corp*                         119,800           4,148,075
  HBO & Co                                     73,200           5,608,950
  Hewlett Packard Co                          175,000          14,656,250
                                                              -----------
                                                               61,323,157
                                                              -----------

PUBLISHING & BROADCASTING - 3.74%
  Reuters Holdings PLC  ADR                   146,200           8,059,275
  Scholastic Corp*                             84,800           6,593,200
                                                              -----------
                                                               14,652,475
                                                              -----------

SERVICE INDUSTRIES - 3.60%
  CUC International Inc*                      174,800           5,965,050
  Omnicom Group                               218,400           8,135,400
                                                              -----------
                                                               14,100,450
                                                              -----------

TELECOMMUNICATIONS - 6.62%
  Ascend Communications Inc*                  153,400          12,444,575
  Ericsson LM Tel Co Class B  ADR*            153,300           2,989,350
  Nokia Corp  ADR*                            129,900           5,049,863
  Vodafone Group PLC                          155,500           5,481,375
                                                              -----------
                                                               25,965,163
                                                              -----------

See notes to financial statements and notes to schedules of investments

                                       The Preferred Group of Mutual Funds
--------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS


COMMON STOCK                                   SHARES               VALUE
--------------------------------------------------------------------------
TRANSPORTATION - 3.28%
  AMR Corp*                                    93,600         $ 6,949,800
  Wisconsin Central Trans Corp*                89,900           5,910,922
                                                              -----------
                                                               12,860,722
                                                              -----------

TOTAL COMMON STOCK
    (Cost - $291,651,062)                                     387,157,488
                                                              ===========


SHORT TERM OBLIGATIONS - .42%                     PAR               VALUE
--------------------------------------------------------------------------

COMMERCIAL PAPER - .42%
  Chevron Oil Finance Co
  5.75%  2 Jan 1996                        $1,656,000          $1,656,000
                                                               ----------

TOTAL SHORT TERM OBLIGATIONS
    (Cost - $1,656,000)                                         1,656,000
                                                               ==========


TOTAL INVESTMENTS - 99.16%
    (Cost - $293,307,062)                                     388,813,488
                                                              ===========

OTHER ASSETS AND LIABILITIES - .84%                             3,289,473
                                                              ===========

TOTAL NET ASSETS - 100%                                      $392,102,961
                                                             ============


PREFERRED VALUE FUND

COMMON STOCK - 93.43%                         SHARES                VALUE
--------------------------------------------------------------------------

AEROSPACE - 7.03%
  Lockheed Martin Corp                        100,000         $ 7,900,000
  McDonnell Douglas Corp                       90,000           8,280,000
                                                              -----------
                                                               16,180,000
                                                              -----------

BANKS - 7.51%
  Citicorp                                    115,000           7,733,750
  First Interstate Bancorp                     70,000           9,555,000
                                                               ----------
                                                               17,288,750
                                                               ----------

CHEMICALS - 10.18%
  Du Pont E I de Nemours & Co                  80,000           5,590,000
  Freeport McMoRan Inc                        100,000           3,700,000
  Hercules Inc                                110,000           6,201,250
  Monsanto Co                                  65,000           7,962,500
                                                               ----------
                                                               23,453,750
                                                               ----------



COMMON STOCK                                   SHARES               VALUE
--------------------------------------------------------------------------

CONGLOMERATES - 8.77%
  Coltec Industries Inc*                      300,000         $ 3,487,500
  General Electric Co                         100,000           7,200,000
  Premark International Inc                    70,000           3,543,750
  Tenneco Inc                                 120,000           5,955,000
                                                               ----------
                                                               20,186,250
                                                               ----------

CONSUMER PRODUCTS - 5.38%
  Avon Products Inc                            80,000           6,030,000
  Unilever N V                                 45,000           6,333,750
                                                               ----------
                                                               12,363,750
                                                               ----------

CONTAINERS & PACKING - 2.30%
  Temple Inland Inc                           120,000           5,295,000
                                                               ----------

DISCOUNT & FASHION RETAILING - 2.57%
  May Dept Stores Co                          140,000           5,915,000
                                                               ----------

ELECTRICAL & ELECTRONICS - 3.58%
  Intel Corp                                   85,000           4,823,750
  Motorola Inc                                 60,000           3,420,000
                                                                ---------
                                                                8,243,750
                                                                ---------
FINANCE - 21.35%
  Aflac Inc                                   120,000           5,205,000
  American International Group Inc             70,000           6,475,000
  Countrywide Credit Industry Inc             110,000           2,392,500
  Excel Ltd                                   130,000           7,930,000
  Federal Home Loan Mortgage Corp             110,000           9,185,000
  Morgan Stanley Group Inc                     50,000           4,031,250
  Transamerica Corp                            75,000           5,465,625
  Travelers Group Inc                         135,000           8,488,125
                                                               ----------
                                                               49,172,500
                                                               ----------

FOOD - 2.28%
  Dole Food Inc                               150,000           5,250,000
                                                               ----------

FUEL - 2.10%
  Union Texas Pete Holdings Inc               250,000           4,843,750
                                                               ----------

HEALTH CARE - 4.39%
  Becton Dickinson & Co                        70,000           5,250,000
  Warner Lambert Co                            50,000           4,856,250
                                                               ----------
                                                               10,106,250
                                                               ----------

HOUSING & REAL ESTATE - .36%
  Castle & Cooke Inc*                          50,000             837,499
                                                               ----------

MANUFACTURING - 4.09%
  Shaw Industries Inc                         300,000           4,425,000
  Tyco International Ltd                      140,000           4,987,500
                                                               ----------
                                                                9,412,500
                                                               ----------

  See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

PREFERRED VALUE FUND (continued)


COMMON STOCK                                   SHARES               VALUE
=========================================================================
METALS & MINING - 2.56%
  Freeport McMoRan Copper & Gold Class B      210,000         $ 5,906,250
                                                              -----------
SERVICE INDUSTRIES - 2.25%
  Arrow Electronics Inc*                      120,000           5,175,000
                                                              -----------

TELECOMMUNICATIONS - 4.80%
  Nokia Corp ADR                              100,000           3,887,500
  Sprint Corp                                 180,000           7,177,500
                                                              -----------
                                                               11,065,000

TRANSPORTATION - 1.93%
  AMR Corp*                                    60,000           4,455,000
                                                              -----------


TOTAL COMMON STOCK
    (Cost - $153,446,391)                                     215,149,999
                                                              -----------

SHORT TERM OBLIGATIONS - 6.18%             PAR/SHARES               VALUE
=========================================================================
COMMERCIAL PAPER - 4.34%
  Beneficial Corp @
  5.83%  11 Jan 1996                       $3,000,000          $2,995,142
  General Electric Capital Corp @
  5.65%  3 Jan 1996                         3,000,000           2,999,058
  Prudential Funding Corp @
  5.65%  9 Jan 1996                         2,000,000           1,997,489
  5.92%  4 Jan 1996                         2,000,000           1,999,013
                                                             ------------
                                                                9,990,702
                                                             ------------

SHORT TERM INVESTMENT FUND - 1.84%
  Seven Seas Money Market Fund              4,247,208           4,247,208
                                                             ------------
TOTAL SHORT TERM OBLIGATIONS
    (Cost - $14,237,910)                                       14,237,910
                                                             ------------

TOTAL INVESTMENTS - 99.61%
    (Cost - $167,684,301)                                     229,387,909
                                                             ------------
OTHER ASSETS AND LIABILITIES - .39%                               906,118
                                                             ------------
TOTAL NET ASSETS - 100%                                      $230,294,027
                                                             ============

PREFERRED INTERNATIONAL FUND

COMMON STOCK & EQUIVALENTS - 95.24%            SHARES               VALUE
=========================================================================
ARGENTINA - 2.28%

  COMMUNICATION SERVICES - 1.05%
   Telecom Argentina Stet France
   Class B ADR                                 30,000          $1,428,750

  INTERNATIONAL OIL - 1.23%
   YPF Sociedad Anonima  Class D  ADR          78,000           1,686,750
                                                              -----------

   Total Argentina                                              3,115,500
                                                              -----------
-------------------------------------------------------------------------
AUSTRALIA - 6.02%

  CONGLOMERATES - 1.99%
   CSR Ltd                                    835,000           2,718,374

  CONSTRUCTION MATERIALS - 2.08%
   Pioneer International Ltd                1,100,000           2,837,074

  TRUCKING & FREIGHT - 1.95%
   Mayne Nickless Ltd                         600,000           2,675,784
                                                              -----------

   Total Australia                                              8,231,232
-------------------------------------------------------------------------
CANADA - 5.54%

  BANKS - 1.91%
   Bank Nova Scotia Halifax                   120,000           2,614,427

  PAPER - 1.72%
   Macmillan Bloedel Ltd                      190,000           2,348,041

  RETAIL TRADE - 1.91%
   Canadian Tire Ltd Class A                  240,000           2,614,427
                                                              -----------

   Total Canada                                                 7,576,895
                                                              -----------

-------------------------------------------------------------------------
FINLAND - 1.51%

  NON-FERROUS METALS - 1.51%
   Outokumpuoy                                130,000           2,062,353
                                                              -----------
   Total Finland                                                2,062,353
                                                              -----------



  See notes to financial statements and notes to schedules of investments

                                             The Preferred Group of Mutual Funds
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS


-------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES               VALUE
-------------------------------------------------------------------------
FRANCE - 7.40%

  APPAREL & TEXTILES - 2.21%
   Christian Dior                              28,000         $ 3,018,991

  AUTOMOBILES - 1.83%
   Peugeot S.A.                                19,000           2,506,433

  CONGLOMERATES - 1.91%
   Chargeurs S.A.                              13,000           2,606,902

  GAS EXPLORATION - 1.45%
   Societe Elf Aquitaine                       27,000           1,989,300
                                                              -----------

   Total France                                                10,121,626
                                                              ===========

GERMANY - 1.22%

  AUTOMOBILES - 1.22%
   Volkswagen AG                                5,000           1,671,663
                                                              -----------

   Total Germany                                                1,671,663
                                                              ===========


ITALY - 1.79%

  APPAREL & TEXTILES - .77%
   Benetton Group SPA                          89,000           1,058,613

  BANKS - 1.02%
   Banca Fideuram SPA                       1,200,000           1,386,541
                                                              -----------

   Total Italy                                                  2,445,154
                                                              ===========

JAPAN - 6.34%

  ELECTRICAL EQUIPMENT - 1.92%
   Hitachi                                    260,000           2,618,886

  HOUSEHOLD APPLIANCES - 4.42%
   Matsushita Electric Industries             165,000           2,684,746
   Sony Corp                                   56,000           3,357,288
                                                              -----------
                                                                6,042,034
                                                              -----------

   Total Japan                                                  8,660,920
                                                              ===========

-------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES               VALUE
-------------------------------------------------------------------------
NETHERLANDS - 11.48%

  AIR TRAVEL - 1.98%
   KLM                                         77,000         $ 2,706,300

  APPAREL & TEXTILES - .87%
   Gamma Hldg NV                               26,000           1,182,776

  CHEMICALS - 1.86%
   Akzo Nobel NV                               22,000           2,544,525

  FINANCIAL SERVICES - 2.20%
   ING Groep NV                                45,000           3,006,169

  INDUSTRIAL MACHINERY - 2.00%
   Stork NV                                   110,000           2,728,236

  PAPER - 1.03%
   Koninkljke                                  55,000           1,412,102

  PETROLEUM SERVICES - 1.54%
   Pakhoed NV Kon                              77,000           2,116,096
                                                              -----------

   Total Netherlands                                           15,696,204
                                                              ===========

NEW ZEALAND - 5.23%

  FOOD & BEVERAGES - 2.02%
   Lion Nathan Ltd                          1,160,000           2,768,044

  FOREST PRODUCTS - 1.66%
   Carter Holt Harvey                       1,050,000           2,265,298

  HOUSEHOLD APPLIANCES - 1.55%
   Fisher & Paykel                            700,000           2,128,007
                                                              -----------

   Total New Zealand                                            7,161,349
                                                              ===========


NORWAY - 6.17%

  CONGLOMERATES - 3.39%
   Aker AS  Series B                          197,300           2,398,462
   Orkla Borregaard AS  Series A               45,000           2,237,887
                                                              -----------
                                                                4,636,349
                                                              -----------
  DRUGS & HEALTH CARE - 1.50%
   Hafslund Nycomed Series B                   81,000           2,052,462

  PAPER - 1.28%
   Norske Skogsindust  Series B                63,000           1,740,579
                                                              -----------

   Total Norway                                                 8,429,390
                                                              ===========


  See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS

 PREFERRED INTERNATIONAL FUND (continued)


------------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES               VALUE
------------------------------------------------------------------------------
SOUTH KOREA - 5.80%

  BUILDING CONSTRUCTION - .58%
   LG Construction Co                          40,801           $ 794,193

  CONSTRUCTION & MINING EQUIPMENT - 1.36%
   Tongyang Cement                             60,070           1,858,434

  ELECTRICAL EQUIPMENT - 1.56%
   Samsung Electronic                           9,836           1,787,787
   Samsung Electronic Rights Expire 3/96        1,946             351,196
                                                                ---------
                                                                2,138,983
                                                                ---------
  NON-FERROUS METALS - 1.58%
   Korea Zinc                                  88,000           2,155,334
                                                                ---------
  STEEL - .72%
   Pohang Iron & Steel                         15,000             980,342
                                                                ---------
   Total South Korea                                            7,927,286
                                                                =========

SPAIN - 6.79%

  BANKS - 4.35%
   Banco Bilbao Vizcaya                        88,000           3,170,322
   Banco de Andalucia                          19,000           2,772,465
                                                                ---------
                                                                5,942,787
  ELECTRIC UTILITIES - 2.44%                                    ---------
   Iberdrolasa S.A.                           365,000           3,340,066
                                                                ---------

   Total Spain                                                  9,282,853
                                                              ===========


SWEDEN - 6.19%

  AUTOMOBILES - 1.65%
   Volvo AB Series B                          110,000           2,253,114

  HOUSEHOLD APPLIANCES - 1.89%
   Electrolux AB Series B                      63,000           2,585,584

  INDUSTRIAL MACHINERY - 1.69%
   Skf AB  Series B                           120,500           2,304,848

  MINING - .96%
   Svedala Industrial                          51,000           1,313,463
                                                                ---------

   Total Sweden                                                 8,457,009
                                                              ===========


------------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES               VALUE
------------------------------------------------------------------------------
SWITZERLAND - 11.36%

  BANKS - 1.79%
   Schw Bankverein                              6,000         $ 2,449,935

  CHEMICALS - 2.25%
   Ciba Geigy AG                                3,500           3,079,757

  INDUSTRIAL MACHINERY - 1.80%
   Sulzer AG                                    4,300           2,460,338

  INSURANCE - 1.75%
   Zurich Versicherun                           8,000           2,392,718

  RETAIL TRADE - 1.93%
   Merkur Hldg AG                              12,000           2,631,990

  TOYS & AMUSEMENTS - 1.84%
   SMH AG Neunburg                              4,200           2,512,354
                                                                ---------

   Total Switzerland                                           15,527,092
                                                              ===========

UNITED KINGDOM - 10.12%

  BANKS - .99%
   National Westminster                       135,000           1,359,644

  FOOD & BEVERAGES - 3.60%
   Allied Domecq Plc                          330,769           2,691,768

   Whitbread                                  210,000           2,219,366
                                                                ---------
                                                                4,911,134
                                                                ---------

  HOUSEHOLD PRODUCTS - .86%
   Takare                                     420,000           1,174,095

  INSURANCE - 2.15%
   Lloyd's Abbey Life                         420,000           2,935,238

  LEISURE TIME - 1.14%
   Rank Organisation                          215,000           1,555,987

  RETAIL GROCERY - 1.38%
   Tesco                                      410,000           1,891,132
                                                                ---------
   Total United Kingdom                                        13,827,230
                                                              ===========

  TOTAL COMMON STOCK & EQUIVALENTS
    (Cost - $114,863,953)                                     130,193,756
                                                              ===========



  See notes to financial statements and notes to schedules of investments

                                         The Preferred Group of Mutual Funds
  SCHEDULES OF INVESTMENTS

<Caption

SHORT TERM OBLIGATIONS - 4.33%               PAR               VALUE
  REPURCHASE AGREEMENT - 4.33%
   State Street Repo 5.00% 2 Jan 1996
   (Cost - $5,916,000) (Dated 12/29/95,
   due 1/2/96, collateralized by $4,275,000
   U.S. Treasury Bond 10.75%, 8/15/05,
   Market Value $6,034,604,
   Repurchase Proceeds $5,919,287)         $5,916,000         $ 5,916,000
                                                              -----------
  TOTAL SHORT TERM OBLIGATIONS
     (Cost - $5,916,000)                                        5,916,000
                                                              -----------

  TOTAL INVESTMENTS - 99.57%
     (Cost - $120,779,953)                                    136,109,756
                                                              -----------

  OTHER ASSETS AND LIABILITIES - .43%                             590,457
                                                              -----------

  TOTAL NET ASSETS - 100%                                    $136,700,213
                                                              ===========

 PREFERRED SMALL CAP FUND


COMMON STOCK - 99.55%                          SHARES               VALUE
----------------------------------------------------------------------------
AEROSPACE - .26%
  Alliant Techsystems Inc                       1,400           $  70,875
                                                              -----------

BANKS - 12.77%
  BSB Bancorp Inc                               7,500             185,625
  Banknorth Group Inc                           5,300             204,050
  California Federal Bank Los Angeles*         13,500             212,625
  Chittenden Corp                               5,800             185,600
  Colonial Banc Group Inc                       3,800             122,550
  Cullen Frost Bankers Inc                      1,000              50,000
  First Bank Puerto Rico                        7,200             161,100
  First Indiana Corp                            3,600              92,700
  First Western Bancorp Inc                     3,450              94,875
  Leader Financial Corp                         3,800             142,025
  Nationsbank Corp                              1,412              98,311
  Peoples Heritage Financial Group             15,800             359,450
  Provident Bancorp Inc                         4,300             202,100
  RCSB Financial Inc                            6,600             156,750
  Reliance Bancorp Inc                          6,900             100,913
  River Forest Bancorp                          7,600             193,800
  Roosevelt Financial Group Inc                12,100             234,438
  St. Francis Capital Corp                      4,500             104,625
  Summit Bancorporation                         3,700             116,550
  T R Financial Corp                            7,200             183,600
  Zions Bancorp                                 2,900             232,725
                                                              -----------
                                                                3,434,412
                                                              -----------

COMMON STOCK                                   SHARES               VALUE
---------------------------------------------------------------------------
CHEMICALS - 1.84%
  Cytec Industries Inc*                         1,600           $  99,800
  Tredegar Industries Inc                       4,000             130,000
  Universal Forest Products Inc                28,700             265,475
                                                                ---------
                                                                  495,275
                                                                ---------
CONSUMER PRODUCTS - .60%
  CPI Corp                                     10,000             160,000
                                                                ---------
DISCOUNT & FASHION RETAILING - 3.62%
  Carson Pirie Scott & Co Illinois*            11,500             228,563
  Claire S Stores Inc                           3,100              54,638
  Ross Stores Inc                              21,800             416,925
  Waban Inc*                                   14,600             273,750
                                                                ---------
                                                                  973,876
                                                                ---------
ELECTRICAL & ELECTRONICS - 10.90%
  Bell Industry*                                3,800              85,500
  Dallas Semiconductor Corp                     1,900              39,425
  Dynatech Corp*                                4,900              83,300
  Electroglas Inc*                              5,400             132,300
  Esterline Technologies Corp*                 13,300             314,213
  Harman International Industry Inc             3,200             128,400
  Hutchinson Technology Inc*                    6,800             287,300
  Integrated Silicon Solution*                 12,600             210,853
  International Rectifier Corp*                 5,600             140,000
  Kulicke & Soffa Industry*                    19,700             458,025
  LTX Corp*                                     3,200              29,200
  Logicon Inc                                   5,000             137,500
  Marshall Industry*                            8,000             257,000
  Measurex Corp                                 3,700             104,525
  Pioneer Standard Electronics Inc.             4,400              58,300
  SCI System Inc*                               3,600             111,600
  Watkins Johnson Co                            5,000             218,750
  Wyle Electronics                              3,800             133,475
                                                                ---------
                                                                2,929,666
                                                                ---------

FINANCE - 12.64%
  Alex Brown Inc                                3,400             142,800
  Allied Group Inc                              3,100             111,600
  American Bankers Insurance Group Inc          1,100              42,900
  Americredit Corp*                            13,300             181,213
  BHC Financial Inc                             9,500             171,000
  Citizens Corp                                 6,100             113,613
  Commerce Group Inc                           10,000             206,250
  Delphi Financial Group Inc*                   9,500             201,875
  Enhance Financial Services Group Inc          8,800             234,300
  Foremost Corp of America                      1,700              86,275
  Fremont General Corp                          8,500             312,375
  Horace Mann Educators Corp                    5,600             175,000
  North American Mortgage Co                   12,400             263,500



  See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS
================================================================================

 PREFERRED SMALL CAP FUND (continued)


-------------------------------------------------------------------------
COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
Finance (continued)
  NYMagic Inc                                   8,600           $ 146,200
  Selective Insurance Group Inc                 6,200             220,100
  State Auto Financial Corp                     9,500             247,000
  Transnational Re Corp  Class A*               8,400             205,800
  Vermont Financial Services                    4,900             169,356
  Washington National Corp                      6,000             165,750
                                                                ---------
                                                                3,396,907
                                                                ---------

FOOD - 2.42%
  Circle K Corp*                               10,100             256,288
  Flowers Industry Inc                         24,800             300,700
  Ruddick Corp                                  8,200              94,300
                                                                ---------
                                                                  651,288
                                                                ---------

FUEL - 3.31%
  KCS Energy Inc                               25,000             375,000
  Nabors Industries Inc*                       11,300             125,713
  Oneok Inc                                     6,100             139,538
  Smith International Inc*                     10,600             249,100
                                                                ---------
                                                                  889,351
                                                                ---------

HEALTH CARE - 5.71%
  Bio Rad Laboratories Inc  Class A*            1,500              63,750
  Integrated Health Services Inc                2,400              60,000
  Kinetic Concepts Inc                          2,800              33,600
  Lincare Holdings Inc*                         9,100             227,500
  Maxicare Health Plans Inc*                   18,300             491,813
  Medisense Inc*                               13,900             439,588
  Universal Health Services Inc  Class B*       4,900             217,438
                                                                ---------
                                                                1,533,689
                                                                ---------

HOUSING & REAL ESTATE - 12.62%
  American Buildings Co*                        8,100             182,250
  Butler Manufacturing Co                       5,000             196,250
  CWM Mortgage Holdings Inc                    23,700             402,900
  Capstead Mortgage Corp                        5,650             129,244
  Champion Enterprises Inc*                    10,600             327,275
  Continental Homes Holding Corp                7,000             172,375
  Granite Construction Inc                      7,300             229,950
  Lennar Corp                                  12,300             309,038
  NCI Building Systems Inc*                    11,100             274,725
  NVR Inc*                                     30,000             300,000
  Pulte Corp                                    2,000              67,250
  Redman Industries*                           10,800             364,500
  Thornburg Mortgage Asset Corp                 7,100             111,825
  Toll Brothers Inc*                           14,100             324,300
                                                                ---------
                                                                3,391,882
                                                                ---------

-------------------------------------------------------------------------
COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
LEISURE TIME INDUSTRIES - 2.10%
  Anchor Gaming*                                5,700           $ 129,675
  Anthony Industry Inc                          5,100             117,300
  Grand Casinos Inc*                           13,650             317,363
                                                                ---------
                                                                  564,338
                                                                ---------

MANUFACTURING - 6.53%
  Allied Products Corp                          3,000              72,000
  Bearings Inc                                  4,200             122,850
  Blount International Inc  Class A             1,950              51,188
  Cascade Corp                                 13,000             182,000
  Global Industrial Technologies Inc*          10,200             192,525
  JLG Industry Inc                              2,800              83,300
  Kysor Industrial Corp                        11,400             276,450
  Novellus System Inc*                          3,000             162,000
  Park-Ohio Industries Inc*                     8,900             143,513
  Plantronics Inc*                              4,300             155,338
  Regal Beloit Corp                             5,100             110,925
  Titan Wheel International Inc                12,500             203,125
                                                                ---------
                                                                1,755,214
                                                                ---------

METALS & MINING - 8.13%
  Carpenter Technology Corp                     8,100             333,113
  Castle (A.M.) & Co                           15,200             427,500
  Chaparral Steel Co                           10,100             169,175
  Mueller Industry Inc*                         9,600             280,800
  Reliance Steel & Aluminum Co                 12,800             265,600
  Synalloy Corp                                 9,600             202,800
  Texas Industry Inc                            7,000             371,000
  WHX Corp*                                    12,400             134,850
                                                                ---------
                                                                2,184,838
                                                                ---------

Office Equipment & Computers - 4.99%
  American Business Products Inc               15,200             433,200
  Conner Peripherals Inc*                      21,300             447,300
  Ennis Business Forms Inc                      8,500             104,125
  General Binding Corp                          8,400             165,900
  In Focus System Inc*                          1,800              65,025
  Read Rite Corp*                               5,400             125,550
                                                                ---------
                                                                1,341,100
                                                                ---------

PAPER & FOREST PRODUCTS - 3.99%
  Caraustar Industry Inc                        6,400             128,000
  Chesapeake Corp                              15,300             453,263
  Mercer International Inc*                    24,000             492,000
                                                                ---------
                                                                1,073,263
                                                                ---------

PUBLISHING & BROADCASTING - 1.05%
  Devon Group Inc*                              7,100             206,344
  Pulitzer Publishing Co                        1,600              76,400
                                                                ---------
                                                                  282,744
                                                                ---------


  See notes to financial statements and notes to schedules of investments

                                             The Preferred Group of Mutual Funds
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS

-------------------------------------------------------------------------
COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
SERVICE INDUSTRIES - .75%
  Hughes Supply Inc                             1,500           $  42,375
  PHH Corp                                      3,400             158,950
                                                                ---------
                                                                  201,325
                                                                ---------

TRANSPORTATION - 2.58%
  American President Cos Ltd                   12,000             276,000
  Comair Holdings Inc                           2,500              67,188
  Continental Airlines Inc  Class B*            1,200              52,200
  Varlen Corp                                  13,900             298,850
                                                               ----------
                                                                  694,238
                                                               ----------

UTILITIES & POWER - 2.74%
  IES Industry Inc                              3,000              79,500
  TNP Enterprises Inc                          15,700             294,375
  United Illuminating Co                        9,700             362,526
                                                               ----------
                                                                  736,401
                                                               ----------

TOTAL COMMON STOCK
    (Cost - $25,722,341)                                       26,760,682
                                                               ----------

-------------------------------------------------------------------------
SHORT TERM OBLIGATIONS - .40%                  SHARES               VALUE
-------------------------------------------------------------------------
SHORT TERM INVESTMENT FUND - .40%
  Seven Seas Money Market Fund                108,149         $   108,149
                                                              -----------

TOTAL SHORT TERM OBLIGATIONS
    (Cost - $108,149)                                             108,149
                                                              -----------

TOTAL INVESTMENTS - 99.95%
    (Cost - $25,830,490)                                       26,868,831
                                                              -----------

OTHER ASSETS AND LIABILITIES - .05%                                13,670
                                                              -----------

TOTAL NET ASSETS - 100%                                       $26,882,501
                                                              ===========



 PREFERRED ASSET ALLOCATION FUND

-------------------------------------------------------------------------
COMMON STOCK - 50.26%                          SHARES               VALUE
-------------------------------------------------------------------------
AEROSPACE - .80%
  Boeing Co                                     3,080          $  241,395
  General Dynamics Corp                           700              41,388
  Lockheed Martin Corp                          1,819             143,701
  McDonnell Douglas Corp                        1,060              97,520
  Northrop Grumman Corp                           300              19,200
  United Technologies Corp                      1,290             122,389
                                                               ----------
                                                                  665,593
                                                               ----------

AUTOMOTIVE - 1.26%
  Chrysler Corp                                 3,508             194,256
  Cooper Tire & Rubber                            500              12,313
  Cummins Engine Inc                              200               7,400
  Dana Corp                                     1,340              39,195
  Eaton Corp                                      870              46,654
  Echlin Inc                                      300              10,950
  Ford Motor Co                                 9,600             278,400
  General Motors Corp                           6,850             362,194
  Goodyear Tire & Rubber                        1,420              64,433
  Navistar International Corp*                    410               4,305
  Paccar Inc                                      620              26,118
                                                               ----------
                                                                1,046,218
                                                               ----------

BANKS - 3.28%
  Banc One Corp                                 3,513             132,616
  Bank New York Inc                             2,000              97,500
  Bank of Boston Corp                             600              27,750
  Bankamerica Corp                              3,350             216,913
  Bankers Trust NY Corp                           740              49,210
  Barnett Banks Inc                             1,000              59,000
  Boatmens Bancshares Inc                         700              28,613
  Chase Manhattan Corp                          1,790             108,519
  Chemical Banking Corp                         2,360             138,650
  Citicorp                                      3,650             245,463
  Comerica Inc                                  1,000              40,125
  Corestates Financial Corp                     1,500              56,813
  First Bank System Inc                         1,200              59,550
  First Chicago NBD Corp                        3,143             124,149
  First Fidelity Bancorp                          850              64,069
  First Interstate Bancorp                        750             102,375
  First Union Corp                              1,550              86,219
  Fleet Financial Group Inc                     2,244              91,443
  J P Morgan & Co Inc                           1,620             130,005
  Keycorp                                       2,100              76,125
  MBNA Corp                                       850              31,344
  Mellon Bank Corp                                800              43,000
  National City Corp                            1,500              49,688
  Nationsbank Corp                              2,500             174,063
  Norwest Corp                                  3,050             100,650



  See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

PREFERRED ASSET ALLOCATION FUND (continued)

COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
BANKS (continued)
  PNC Bank Corp                                 2,230            $ 71,918
  Republic NY Corp                                600              37,275
  Suntrust Banks Inc                            1,050              71,925
  US Bancorp                                      800              26,900
  Wachovia Corp                                 1,530              69,998
  Wells Fargo & Co                                510             110,160
                                                                ---------
                                                                2,722,028
                                                                ---------

CHEMICALS - 1.58%
  Air Products & Chemicals Inc                  1,130              59,608
  B F Goodrich Co                                 100               6,813
  Dow Chemical Co                               2,480             174,530
  Du Pont E I de Nemours & Co                   4,970             347,279
  Eastman Chemical Co                             875              54,797
  Engelhard Corp                                1,667              36,257
  Freeport McMoRan Copper and Gold
      Class B*                                  2,100              59,063
  Great Lakes Chemical Corp                       670              48,240
  Hercules Inc                                  1,120              63,140
  International Flavours                        1,040              49,920
  Monsanto Co                                   1,000             122,500
  Morton International Inc                      1,510              54,171
  Nalco Chemical Co                               940              28,318
  Praxair Inc                                   1,530              51,446
  Rohm & Haas Co                                  720              46,350
  Union Carbide Corp                            1,470              55,125
  W R Grace & Co                                  890              52,621
                                                                ---------
                                                                1,310,178
                                                                ---------

COMPUTER SOFTWARE - 1.17%
  Autodesk Inc                                    300              10,275
  Automatic Data Processing Inc                 1,440             106,920
  Computer Associates International Inc         2,275             129,391
  Computer Sciences Corp*                         300              21,075
  Microsoft Corp*                               5,350             469,463
  Novell Inc*                                   3,700              52,725
  Oracle System Corp*                           4,105             173,949
  Shared Medical System                           100               5,438
                                                                ---------
                                                                  969,236
                                                                ---------

CONGLOMERATES - 2.08%
  Alco Standard Corp                              600              27,375
  Allied Signal Inc                             2,530             120,175
  Dial Corp                                       500              14,813
  General Electric Co                          15,420           1,110,240
  Harcourt General Inc                            400              16,750
  Household International Inc                     500              29,563
  ITT Industry Inc*                             1,060              25,440
  Ogden Corp                                      300               6,413


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------

CONGLOMERATES (continued)

  Pall Corp                                       633           $  17,012
  Premark International Inc                       300              15,188
  Rockwell International Corp                   2,000             105,750
  TRW Inc                                         800              62,000
  Teledyne Inc                                    300               7,688
  Teledyne Inc  Series E                           12                 173
  Tenneco Inc                                   1,790              88,829
  Textron Inc                                     940              63,450
  Whitman Corp                                    600              13,950
                                                                ---------
                                                                1,724,809
                                                                ---------

CONSUMER PRODUCTS - 4.67%
  Alberto Culver Co  Class B                      200               6,875
  American Brands Inc                           1,760              78,540
  Anheuser Busch Cos Inc                        2,390             159,831
  Armstrong World Industries Inc                  200              12,400
  Avon Products Inc                               750              56,531
  Brown Forman Corp  Class B                      400              14,600
  Circuit City Stores Inc                         500              13,813
  Clorox Co                                       630              45,124
  Coca Cola Co                                 11,590             860,558
  Colgate Palmolive Co                          1,360              95,540
  Coors Adolph Co  Class B                        200               4,425
  Ecolab Inc                                      400              12,000
  Fruit Of The Loom Inc  Class A*                 600              14,625
  Gillette Co                                   4,020             209,543
  Liz Claiborne                                   980              27,195
  Masco Corp                                    1,770              55,534
  Maytag Corp                                     600              12,150
  Nike Inc  Class B                             1,490             103,741
  Pepsico Inc                                   7,240             404,535
  Philip Morris Cos Inc                         7,520             680,560
  Proctor & Gamble Co                           6,150             510,450
  Reebok International Ltd                        870              24,578
  Russell Corp                                    200               5,550
  Seagram Ltd                                   3,370             116,686
  Stride Rite Corp                                300               2,250
  UST Inc                                       1,860              62,078
  Unilever N V                                  1,470             206,903
  V F Corp                                        680              35,870
  Whirlpool Corp                                  830              44,198
                                                                ---------
                                                                3,876,683
                                                                ---------

CONTAINERS & PACKING - .12%
  Ball Corp                                       200               5,500
  Bemis Inc                                       300               7,688
  Crown Cork & Seal Inc*                          970              40,498
  Federal Paper Board Inc                         300              15,563
  Stone Container Corp                            506               7,274
  Temple Inland Inc                               600              26,475
                                                                ---------
                                                                  102,998
                                                                ---------

See notes to financial statements and notes to schedules of investments

                                      The Preferred Group of Mutual Funds
-------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS

COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------

DISCOUNT & FASHION RETAILING - 1.91%
  Brown Group Inc                                 100             $ 1,425
  Charming Shoppes Inc                            600               1,725
  Dayton Hudson Corp                              730              54,750
  Dillard Dept Stores Inc  Class A              1,210              34,485
  Federated Dept Stores Inc*                    1,800              49,500
  Gap Inc                                       1,520              63,840
  Home Depot Inc                                4,486             214,767
  J C Penney Inc                                2,100             100,013
  K Mart Corp                                   4,430              32,118
  Limited Inc                                   3,570              62,029
  Lowes Cosmetic Inc                              900              30,150
  May Dept Stores Co                            2,410             101,823
  Melville Corp                                 1,190              36,593
  Mercantile Stores Inc                           200               9,250
  Nordstrom Inc                                 1,110              44,955
  Pep Boys-Manny Moe & Jack                       300               7,688
  Price Costco Inc*                             2,065              31,491
  Sears Roebuck & Co                            3,600             140,400
  TJX Cos Inc                                     400               7,550
  Tandy Corp                                      400              16,600
  Toys R Us Inc*                                2,670              58,073
  Wal Mart Stores Inc                          20,910             467,861
  Woolworth Corp*                               1,700              22,100
                                                                ---------
                                                                1,589,186
                                                                ---------

ELECTRICAL & ELECTRONICS - 1.97%
  Advanced Micro Devices Inc*                     600               9,900
  Amp Inc                                       2,228              85,500
  Cooper Industries Inc                         1,282              47,114
  Emerson Electric Co                           2,190             179,033
  Harris Corp                                     200              10,925
  Honeywell Inc                                 1,390              67,589
  Intel Corp                                    7,560             429,030
  Johnson Controls Inc                            200              13,750
  LSI Logic Corp*                               1,200              39,300
  Loral Corp                                      900              31,838
  Micron Technology Inc                         2,000              79,250
  Millipore Corp                                  200               8,225
  Motorola Inc                                  5,400             307,800
  National Semiconductor Corp*                    700              15,575
  National Service Industries                     300               9,713
  Perkin Elmer Corp                               200               7,550
  Raychem Corp                                    200              11,375
  Raytheon Co                                   2,500             118,125
  Tektronix Inc                                   200               9,825
  Texas Instruments Inc                         1,720              89,010
  Thomas & Betts Corp                             100               7,375
  Westinghouse Electric Corp                    3,820              63,030
                                                                ---------
                                                                1,640,832
                                                                ---------


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------

FINANCE - 3.38%
  Aetna Life & Casualty Co                      1,130            $ 78,253
  Alexander & Alexander Services                  200               3,800
  Allstate Corp                                 4,029             165,693
  American Express Co                           4,550             188,256
  American General Corp                         2,000              69,750
  American International Group Inc              4,285             396,363
  Beneficial Corp                                 300              13,988
  Chubb Corp                                      930              89,978
  Cigna Corp                                      740              76,405
  Dean Witter Discover & Co                     1,589              74,683
  Federal Home Loan Mortgage Corp               1,720             143,620
  Federal National Mortgage Association         2,500             310,313
  General Reinsurance Corp                        740             114,700
  Golden West Financial Corp                      760              41,990
  Great Western Financial Corp                    700              17,850
  H F Ahmanson & Co                               600              15,900
  H & R Block Inc                               1,260              51,030
  ITT Hartford Group Inc*                       1,060              51,288
  Jefferson Pilot Corp                            960              44,640
  Lincoln National Corp                         1,130              60,738
  Loews Corp                                    1,000              78,375
  Marsh & McLennan Companies                      730              64,788
  Merrill Lynch & Co Inc                        1,710              87,210
  Morgan Stanley Group Inc                        500              40,313
  Providian Corp                                1,080              44,010
  Safeco Corp                                   1,360              46,920
  Salomon Inc                                   1,100              39,050
  St. Paul Companies Inc                          940              52,288
  Torchmark Inc                                   800              36,200
  Transamerica Corp                               770              56,114
  Transport Holdings Inc  Class A                   9                 367
  Travelers Group Inc                           3,072             193,152
  US Life Corp                                    225               6,722
  USF&G Corp                                      600              10,125
  Unum Corp                                       800              44,000
                                                                ---------
                                                                2,808,872
                                                                ---------

FOOD - 1.76%
  Albertsons Inc                                2,510              82,516
  American Stores Co                            1,520              40,660
  Archer Daniels Midland Co                     4,942              88,956
  Brunos Inc                                       11                 116
  CPC International Inc                         1,300              89,213
  Campbell Soup Co                              2,300             138,000
  Conagra Inc                                   2,220              91,575
  Fleming Cos Inc                                 200               4,125
  General Mills Inc                             1,530              88,358
  Giant Foods Inc  Class A                        300               9,450
  Great Atlantic & Pacific Tea Inc                200               4,600
  H J Heinz Co                                  3,315             109,809

See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS


PREFERRED ASSET ALLOCATION FUND (continued)



COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
FOOD (continued)
  Hershey Foods Corp                              660           $  42,900
  Kellogg Co                                    2,010             155,273
  Kroger Co*                                      700              26,250
  Pioneer Hi Bred International Inc               880              48,950
  Quaker Oats Co                                1,260              43,470
  Ralston Purina Co                             1,110              69,236
  Sara Lee Corp                                 4,360             138,975
  Supervalu Inc                                   400              12,600
  Sysco Corp                                    1,920              62,400
  Winn Dixie Stores Inc                         1,640              60,475
  Wrigley Wm Jr Co                              1,070              56,175
                                                                ---------
                                                                1,464,082
                                                                ---------

FUEL - 4.63%
  Amerada Hess Corp                             1,010              53,530
  Amoco Corp                                    4,360             313,375
  Ashland Inc                                     300              10,538
  Atlantic Richfield Co                         1,490             165,018
  Baker Hughes Inc                              1,700              41,438
  Burlington Resources Inc                      1,400              54,950
  Chevron Corp                                  6,060             318,150
  Coastal Corp                                  1,190              44,328
  Dresser Industries Inc                        2,150              52,406
  Exxon Corp                                   11,020             882,978
  Halliburton Co                                1,110              56,194
  Helmerich & Payne Inc                           100               2,975
  Kerr McGee Corp                                 300              19,050
  Louisiana Land & Exploration Co                 200               8,575
  Mobil Corp                                    3,610             404,320
  Occidental Pete Corp                          3,310              70,751
  Oneok Inc                                       100               2,288
  Oryx Energy Co*                               1,590              21,266
  Pennzoil Co                                     760              32,110
  Phillips Pete Co                              2,460              83,948
  Pittston Services Group                         200               6,275
  Rowan Cos Inc*                                  500               4,938
  Royal Dutch Pete Co                           4,750             670,344
  Santa Fe Energy Resources Inc*                  500               4,813
  Schlumberger Ltd                              2,230             154,428
  Sun Inc                                         921              25,212
  Texaco Inc                                    2,460             193,110
  USX Marathon Group                            3,200              62,400
  Unocal Corp                                   2,400              69,900
  Western Atlas Inc*                              300              15,150
                                                                ---------
                                                                3,844,758
                                                                ---------

COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
HEALTH CARE - 5.48%
  Abbott Labs                                   7,040          $  293,920
  Allergan Inc                                    770              25,025
  Alza Corp*                                    1,100              27,225
  American Home Products Corp                   2,710             262,870
  Amgen Inc*                                    2,380             141,313
  Bausch & Lomb Inc                               780              30,908
  Baxter International Inc                      2,580             108,038
  Becton Dickinson & Co                           680              51,000
  Beverly Enterprises Inc*                        500               5,313
  Biomet Inc*                                   1,400              25,025
  Boston Scientific Corp*                       1,500              73,500
  Bristol Myers Squibb Co                       4,440             381,285
  C R Bard Inc                                    300               9,675
  Columbia Healthcare Corp                      4,066             206,350
  Community Psychiatric Centers*                  200               2,450
  Eli Lilly & Co                                4,474             251,663
  Humana Inc*                                   1,500              41,063
  Johnson & Johnson                             5,810             497,481
  Longs Drug Stores Corp                          100               4,788
  Mallinckrodt Group Inc                          400              14,550
  Manor Care Inc                                  300              10,500
  Medtronic Inc                                 2,220             124,043
  Merck & Co Inc                               11,030             725,223
  Pfizer Inc                                    5,800             365,400
  Pharmacia & Upjohn Inc*                       4,553             176,429
  Rite Aid Corp                                   500              17,125
  Schering Plough Corp                          3,340             182,865
  Sigma Aldrich                                   600              29,700
  St. Jude Medical Inc*                           900              38,700
  Tenet Healthcare Corp*                        2,210              45,858
  United Healthcare Corp*                       1,600             104,800
  United States Healthcare Inc                  1,500              69,750
  United States Surgical Corp                     800              17,100
  Walgreen Co                                   2,560              76,480
  Warner Lambert Co                             1,210             117,521
                                                                ---------
                                                                4,554,936
                                                                ---------

HOUSING & REAL ESTATE - .19%
  Centex Corp                                     200               6,950
  Kaufman & Broad Home Corp                       200               2,975
  Owens Corning Fiberglass Corp*                  300              13,463
  PPG Industries Inc                            1,980              90,585
  Pulte Corp                                      100               3,363
  Sherwin Williams Co                           1,040              42,380
                                                                ---------
                                                                  159,716
                                                                ---------

LEISURE TIME INDUSTRIES - 1.31%
  American Greetings Corp  Class A                400              11,050
  Bally Entertainment Group*                      300               4,200
  Brunswick Corp                                1,080              25,920



                                      The Preferred Group of Mutual Funds
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
LEISURE TIME INDUSTRIES (continued)
  Darden Restaurants Inc*                       1,730           $  20,544
  Eastman Kodak Co                              3,130             209,710
  Fleetwood Enterprises Inc                       300               7,725
  Handleman Co                                    200               1,150
  Harrahs Entertainment Inc*                      550              13,338
  Hasbro Inc                                      940              29,140
  Hilton Hotels Corp                              530              32,595
  ITT Corp*                                     1,060              56,180
  King World Productions Inc*                     200               7,775
  Lubys Cafeterias Inc                            100               2,225
  Mattel Inc                                    2,136              65,682
  McDonalds Corp                                6,400             288,800
  Outboard Marine Corp                            100               2,038
  Polaroid Corp                                   200               9,475
  Ryans Family Steak Houses Inc*                  300               2,100
  Shoneys Inc*                                    200               2,050
  Walt Disney Co                                4,760             280,840
  Wendys International Inc                        600              12,750
                                                                ---------
                                                                1,085,287
                                                                ---------

MANUFACTURING - 1.23%
  Applied Materials Inc*                        1,800              70,875
  Avery Dennison Corp                             300              15,038
  Black & Decker Corp                             500              17,625
  Briggs & Stratton Corp                          200               8,675
  Caterpillar Inc                               1,960             115,150
  Cincinnati Milacron Inc                         200               5,250
  Corning Inc                                   2,250              72,000
  Crane Co                                        200               7,375
  Deere & Co                                    2,760              97,290
  Dover Corp                                      600              22,125
  FMC Corp*                                       200              13,525
  General Signal Corp                             300               9,713
  Giddings & Lewis Inc                            200               3,300
  Harnischfeger Industries Inc                    300               9,975
  Illinois Tool Works Inc                       1,210              71,390
  Ingersoll Rand Co                             1,340              47,068
  Jostens Inc                                     200               4,850
  Minnesota Mining & Mfg Corp                   3,860             255,725
  Newell Co                                     1,660              42,953
  Parker Hannifin Corp                            450              15,413
  Rubbermaid Inc                                1,580              40,290
  Snap On Inc                                     200               9,050
  Springs Industries Inc                          100               4,138
  Stanley Works                                   200              10,300
  Timken Co                                       200               7,650
  Trinova Corp                                    200               5,725
  Tyco International Ltd                          800              28,500
  Varity Corp*                                    200               7,425
                                                                ---------
                                                                1,018,393
                                                                ---------


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
METALS & MINING - .72%
  Alcan Aluminum Ltd                            2,010           $  62,561
  Aluminum Company of America                   1,700              89,888
  Armco Inc*                                      600               3,525
  Asarco Inc                                      200               6,400
  Barrick Gold Corp                             3,300              87,038
  Bethleham Steel Corp*                           600               8,400
  Cyprus Amax Minerals Co                       1,060              27,693
  Echo Bay Mines Ltd                              600               6,225
  Homestake Mining Co                           1,790              27,969
  Inco Ltd                                      1,260              41,895
  Inland Steel Industries Inc                     300               7,538
  Newmont Mining Corp                             474              21,449
  Nucor Corp                                      500              28,563
  Phelps Dodge Corp                               630              39,218
  Placer Dome Inc                               2,400              57,900
  Reynolds Metals Co                              600              33,975
  Santa Fe Pacific Gold Corp*                     700               8,488
  USX US Steel                                  1,000              30,750
  Worthington Industries Inc                      450               9,366
                                                                ---------
                                                                  598,841
                                                                ---------

OFFICE EQUIPMENT & COMPUTERS - 2.31%
  3 Com Corp*                                     700              32,638
  Amdahl Corp*                                  1,710              14,535
  Apple Computer                                1,250              39,844
  Cabletron Systems Inc*                          600              48,600
  Ceridian Corp*                                  400              16,500
  Cisco Systems Inc*                            2,660             198,503
  Compaq Computer Corp*                         2,480             119,040
  Cray Research Inc*                              100               2,475
  Data General Corp*                              200               2,750
  Digital Equipment Corp*                       1,510              96,829
  First Data Corp                               1,900             127,063
  Hewlett Packard Co                            4,760             398,650
  Intergraph Corp*                                300               4,725
  International Business Machines               5,250             481,688
  Moore Corp Ltd                                  500               9,313
  Pitney Bowes Inc                              1,600              75,200
  Silicon Graphics Inc*                         1,800              49,500
  Sun Microsystems Inc*                         1,000              45,625
  Tandem Computers Inc*                           600               6,375
  Unisys Corp*                                    900               5,063
  Xerox Corp                                    1,040             142,480
                                                                ---------
                                                                1,917,396
                                                                ---------

PAPER & FOREST PRODUCTS - .80%
  Boise Cascade Corp                              300              10,388
  Champion International Corp                   1,050              44,100
  Georgia Pacific Corp                            810              55,586
  International Paper Co                        2,380              90,143



See notes to financial statements and notes to schedules of investments

December 31, 1995 (unaudited)
-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

PREFERRED ASSET ALLOCATION FUND (continued)


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (continued)
  James River Corp                                500           $  12,063
  Kimberly Clark Corp                           2,573             212,916
  Louisiana Pacific Corp                        1,260              30,555
  Mead Corp                                       300              15,675
  Potlatch Corp                                   200               8,000
  Union Camp Corp                                 830              39,529
  Westvaco Corp                                 1,200              33,300
  Weyerhaeuser Co                               1,900              82,175
  Willamette Industries Inc                       600              33,750
                                                                ---------
                                                                  668,180
                                                                ---------

PUBLISHING & BROADCASTING - 1.29%
  Capital Cities ABC Inc                        1,400             172,725
  Comcast Corp  Class A                         1,350              24,553
  De Luxe Corp                                  1,150              33,350
  Dow Jones & Co Inc                            1,070              42,666
  Dun & Bradstreet Corp                         1,630             105,543
  Gannett Inc                                   1,410              86,539
  Harland (John H.) Co                            200               4,175
  Knight Ridder Inc                               610              38,125
  McGraw Hill Inc                                 530              46,176
  Meredith Corp                                   200               8,375
  New York Times Co  Class A                      500              14,813
  Tele Communications Inc  Series A*            6,140             122,033
  Time Warner Inc                               3,520             133,320
  Times Mirror Co  Series A                     1,200              40,650
  Tribune Co                                      710              43,399
  Viacom Inc  Class B*                          3,350             158,706
                                                                ---------
                                                                1,075,148
                                                                ---------

SERVICE INDUSTRIES - .76%
  Browning Ferris Industries Inc                2,100              61,950
  CUC International Inc*                        2,050              69,956
  EG & G Inc                                      300               7,275
  Fluor Corp                                      850              56,100
  Foster Wheeler Corp                             200               8,500
  Genuine Parts Co                              1,550              63,550
  Interpublic Group Cos Inc                       400              17,350
  Laidlaw Inc  Class B                          3,500              35,875
  Marriot International Inc                     1,380              52,785
  McDermott International Inc                     300               6,600
  R R Donnelley & Sons Co                       1,570              61,819
  Safety Kleen Corp                             1,190              18,594
  Service Corp International                      600              26,400
  W W Grainger Inc                                300              19,875
  WMX Technologies Inc                          4,230             126,371
                                                                ---------
                                                                  633,000
                                                                ---------


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.59%
  Airtouch Communications Inc*                  4,860          $  137,295
  Alltel Corp                                   1,500              44,250
  American Telephone & Telegraph Inc           14,240             922,040
  Ameritech Corp                                4,990             294,410
  Andrew Corp*                                    225               8,606
  Bell Atlantic Corp                            4,000             267,500
  Bellsouth Corp                                8,860             385,410
  DSC Communications Inc*                         600              22,125
  GTE Corp                                      8,710             383,240
  MCI Communications Corp                       6,400             167,200
  Northern Telecom Ltd                          2,510             107,930
  Nynex Corp                                    3,870             208,980
  Pacific Telesis Group                         3,950             132,819
  SBC Communications Inc                        5,570             320,275
  Scientific Atlanta Inc                          400               6,000
  Sprint Corp                                   3,310             131,986
  Tellabs Inc*                                    900              33,300
  U S West Inc*                                 8,740             239,258
                                                                ---------
                                                                3,812,624
                                                                ---------

Transportation - .81%
  AMR Corp*                                       760              56,430
  Burlington Northern Santa Fe                  1,234              96,252
  CSX Corp                                      2,020              92,163
  Conrail Inc                                     810              56,700
  Consolidated Freightways Inc                    200               5,300
  Delta Airlines Inc                              560              41,370
  Federal Express Corp*                           550              40,631
  Norfolk Southern Corp                         1,250              99,219
  Roadway Services Inc*                           370              18,084
  Ryder System Inc                                400               9,900
  Southwest Airlines Co                         1,400              32,550
  US Air Group Inc*                               300               3,975
  Union Pacific Corp                            1,830             120,780
  Yellow Corp                                     200               2,475
                                                                ---------
                                                                  675,829
                                                                ---------
UTILITIES & POWER - 2.16%
  American Electric Power Inc                   1,660              67,230
  Baltimore Gas & Electric Co                   1,560              44,460
  Carolina Power & Light Co                     1,590              54,855
  Central & South West Corp                     1,700              47,388
  Cinergy Corp                                    806              24,684
  Columbia Gas Systems Inc*                       300              13,163
  Consolidated Edison Co                        2,410              77,120
  Consolidated Natural Gas Co                   1,030              46,736
  Detroit Edison Co                             1,480              51,060
  Dominion Resources Inc                        1,560              64,350
  Duke Power Inc                                1,720              81,485
  Eastern Enterprises                             100               3,525
  Enron Corp                                    2,400              91,500

See notes to financial statements and notes to schedules of investments

                                      The Preferred Group of Mutual Funds
-------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS


COMMON STOCK                                   SHARES               VALUE
-------------------------------------------------------------------------
UTILITIES & POWER  (continued)
  Enserch Corp                                    400            $  6,500
  Entergy Corp                                  1,880              54,990
  FPL Group Inc                                 1,740              80,693
  General Public Utilities Corp                   600              20,400
  Houston Industries Inc                        2,100              50,925
  Niagara Mohawk Power Corp                     1,890              18,191
  Nicor Inc                                       300               8,250
  Noram Energy Corp                               700               6,213
  Northern States Power Co                        830              40,774
  Ohio Edison Co                                1,650              38,775
  P P & L Resources Inc                           900              22,500
  Pacific Enterprises                             500              14,125
  Pacific Gas & Electric Co                     3,770             106,974
  Pacificorp                                    2,740              58,225
  Panhandle Eastern Corp                          800              22,300
  Peco Energy Co                                2,150              64,769
  Peoples Energy Corp                             200               6,350
  Public Service Enterprise Group               2,130              65,231
  SCE Corp                                      3,830              67,983
  Sonat Inc                                       500              17,813
  Southern Co                                   5,690             140,116
  Texas Utilities Co                            1,970              81,016
  Unicom Corp                                   2,060              67,465
  Union Electric Co                             1,050              43,838
  Williams Cos Inc                                537              23,501
                                                                ---------
                                                                1,795,473
                                                                ---------

TOTAL COMMON STOCK
    (Cost - $30,867,031)                                       41,760,296
                                                               ==========


FIXED INCOME - 16.63%                             PAR               VALUE
-------------------------------------------------------------------------
U.S. TREASURY - 16.63%
  United States Treasury Bonds
    6.25%  15 Aug 2023                      $ 995,000         $ 1,023,765
    7.125%  15 Feb 2023                       635,000             726,084
    7.25%  15 May 2016                        400,000             456,748
    7.25%  15 Aug 2022                        340,000             393,230
    7.50%  15 Nov 2016                        200,000             234,500
    7.50%  15 Nov 2024                        450,000             540,914
    7.625%  15 Nov 2022                       815,000             984,496
    7.875%  15 Nov 2007                       175,000             197,012
    8.00%  15 Nov 2021                        690,000             863,363
    8.125%  15 Aug 2019                       535,000             672,677
    8.125%  15 May 2021                       179,000             226,351
    8.125%  15 Aug 2021                     1,030,000           1,303,589
    8.50%  15 Feb 2020                        200,000             261,312
    8.75%  15 May 2017                        550,000             727,375
    8.75%  15 May 2020                        100,000             133,937
    8.75%  15 Aug 2020                        600,000             804,564

FIXED INCOME                                      PAR               VALUE
-------------------------------------------------------------------------

U.S. TREASURY (continued)
  United States Treasury Bonds
    8.875%  15 Aug 2017                      $500,000          $  669,685
    8.875%  15 Feb 2019                       510,000             687,465
    9.00%  15 Nov 2018                        100,000             136,203
    9.125%  15 May 2009                       355,000             434,374
    9.125%  15 May 2018                       300,000             412,311
    9.25%  15 Feb 2016                        200,000             274,906
    9.875%  15 Nov 2015                       250,000             361,603
    10.375%  15 Nov 2012                      150,000             207,375
    11.25%  15 Feb 2015                       150,000             240,117
    11.75%  15 Feb 2010                       110,000             156,853
    11.75%  15 Nov 2014                       205,000             318,263
    12.00%  15 Aug 2013                       240,000             369,784
                                                                ---------
                                                               13,818,856
                                                               ----------

 TOTAL FIXED INCOME
    (Cost - $12,205,989)                                       13,818,856
                                                               ==========


SHORT TERM OBLIGATIONS - 32.71%           PAR/SHARES                VALUE
-------------------------------------------------------------------------

COMMERCIAL PAPER - 24.33%
  Ameritech Corp @
    5.25%  20 Jun 1996                    $ 1,500,000         $ 1,462,594
  Associates Corp of North America @
    5.95%  2 Jan 1996                       1,972,034           1,971,708
  Bellsouth Telecommunication Inc @
    5.72%  4 Jan 1996                       1,816,000           1,815,134
  Cargill Financial Services Corp @
    5.36%  3 Jun 1996                       1,500,000           1,465,607
  Ciesco L P @
    5.65%  16 Feb 1996                      1,000,000             992,781
  Eli Lilly & Co @
    5.59%  20 Mar 1996                      1,110,000           1,096,384
  Ford Credit Europe Plc @
    5.58%  1 Mar 1996                       1,500,000           1,486,050
  Hewlett-Packard Co @
    5.35%  18 Apr 1996                      1,500,000           1,475,925
  KFW International Finance Inc @
    5.70%  26 Jan 1996                      1,000,000             996,042
  Merrill Lynch & Co Inc @
    5.58%  5 Mar 1996                       1,500,000           1,485,120
  New Center Asset Trust @
    5.81%  24 Jan 1996                      1,500,000           1,494,432
  PHH Corp @
    5.75%  5 Jan 1996                       2,000,000           1,998,722
  Preferred Receivables Funding @
    5.68%  2 Feb 1996                       1,000,000             994,951
  Societe General North America Inc @
    5.65%  18 Mar 1996                      1,500,000           1,481,872
                                                               ----------
                                                               20,217,322
                                                               ----------

See notes to financial statements and notes to schedules of investments
                                      45

December 31, 1995 (unaudited)
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

PREFERRED ASSET ALLOCATION FUND (continued)



SHORT TERM OBLIGATIONS                     PAR/SHARES               VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 6.73%
  State Street Repo  5.00%  2 Jan 1996
  (Cost - $5,591,000)(Dated 12/29/95,
  due 1/2/96, collateralized by
  $4,040,000 U.S. Treasury Bond
  10.75%, 8/15/05,
  Market Value $5,702,877,
  Repurchase Proceeds $5,594,106)         $ 5,591,000         $ 5,591,000
                                                              -----------

SHORT TERM INVESTMENT FUND - .78%
  Seven Seas Money Market Fund                649,737             649,737
                                                              -----------

U.S. TREASURY - .87%
  United States Treasury Bills @
    5.079%  21 Mar 1996  #                  $ 120,000             118,663
    5.195% 27 Jun 1996  #                     310,000             302,037
    5.205%  30 May 1996  #                     25,000              24,458
    5.225%  7 Mar 1996  #                      60,000              59,425
    5.26%  14 Mar 1996  #                      40,000              39,573
    5.29%  7 Mar 1996  #                      160,000             158,448
    5.33%  7 Mar 1996  #                       15,000              14,853
                                                              -----------
                                                                  717,457
                                                              -----------

TOTAL SHORT TERM OBLIGATIONS
    (Cost - $27,175,516)                                       27,175,516
                                                              ===========

TOTAL INVESTMENTS - 99.60%
    (Cost - $70,248,536)                                       82,754,668
                                                              ===========

OTHER ASSETS AND LIABILITIES - .40%                               333,854
                                                              ===========

TOTAL NET ASSETS - 100%                                       $83,088,522
                                                              ===========



PREFERRED BALANCED FUND
-------------------------------------------------------------------------

COMMON STOCK - 48.04%                          SHARES               VALUE
-------------------------------------------------------------------------
AEROSPACE - .74%
  Boeing Co                                       320           $  25,080
                                                              -----------

AUTOMOTIVE - 2.17%
  General Motors Corp                           1,390              73,496
                                                              -----------

BANKS - 4.02%
  Boatmens Bancshares Inc                       1,180              48,233
  Chemical Banking Corp                           420              24,675
  Fleet Financial Group Inc                       840              34,230
  Hibernia Corp  Class A                        2,700              29,025
                                                              -----------
                                                                  136,163
                                                              -----------

CHEMICALS - 1.87%
  Betz Laboratories Inc                           800              32,800
  Dexter Corp                                   1,290              30,476
                                                              -----------
                                                                   63,276
                                                              -----------

COMPUTER SOFTWARE - 1.59%
  Adobe System Inc                                440              27,280
  Geoworks*                                     1,400              26,600
                                                              -----------
                                                                   53,880
                                                              -----------

CONGLOMERATES - .93%
  ITT Industries Inc*                             420              10,080
  Tenneco Inc                                     430              21,339
                                                              -----------
                                                                   31,419
                                                              -----------

DISCOUNT & FASHION RETAILING - 1.74%
  Limited Inc                                   2,250              39,094
  Price Costco Inc*                             1,300              19,825
                                                              -----------
                                                                   58,919
                                                              -----------

ELECTRICAL & ELECTRONICS - 1.38%
  Intel Corp                                      550              31,213
  Texas Instruments Inc                           300              15,525
                                                              -----------
                                                                   46,738
                                                              -----------

FINANCE - 3.11%
  Aetna Life & Casualty Co                        110               7,618
  Cigna Corp                                      750              77,438
  ITT Hartford Group Inc*                         420              20,318
                                                              -----------
                                                                  105,374
                                                              -----------

FUEL - 1.43%
  Anadarko Petroleum Corp                         320              17,320
  Dresser Industries Inc                        1,280              31,200
                                                              -----------
                                                                   48,520
                                                              -----------

                                      46

See notes to financial statements and notes to schedule of investments

                                            The Preferred Group of Mutual Funds
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS


COMMON STOCK                                   SHARES               VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 1.85%
  Chiron Corp*                                    220           $  24,310
  Smithkline Beecham Plc  ADR                     430              23,865
  Vertex Pharmaceuticals Inc*                     540              14,310
                                                                ---------
                                                                   62,485
                                                                ---------

HOUSING & REAL ESTATE - 2.50%
  Avalon Properties Inc                         2,050              44,075
  York International Corp                         860              40,420
                                                                ---------
                                                                   84,495
                                                                ---------

LEISURE TIME INDUSTRIES - 2.34%
  Brunswick Corp                                  970              23,280
  Hilton Hotels Corp                              550              33,825
  ITT Corp*                                       420              22,260
                                                                ---------
                                                                   79,365
                                                                ---------

MANUFACTURING - 1.46%
  Duracell International Inc                      540              27,945
  Harnischfeger Industries Inc                    650              21,613
                                                                ---------
                                                                ---------


METALS & MINING - 3.45%
  Minerals Technologies Inc                       430              15,695
  Newmont Mining Corp                           1,080              48,870
  Reynolds Metals Co                              750              42,469
  USX US Steel                                    320               9,840
                                                                ---------
                                                                  116,874
                                                                ---------

OFFICE EQUIPMENT & COMPUTERS - 3.52%
  Compaq Computer Corp*                           420              20,160
  Hewlett Packard Co                              540              45,225
  International Business Machines                 420              38,535
  Xerox Corp                                      110              15,070
                                                                ---------
                                                                  118,990
                                                                ---------
PAPER & FOREST PRODUCTS - 2.14%
  Champion International Corp                     540              22,680
  Georgia Pacific Corp                            230              15,784
  Mead Corp                                       650              33,963
                                                                ---------
                                                                   72,427
                                                                ---------

PUBLISHING & BROADCASTING - 4.34%
  Dow Jones & Co Inc                              830              33,096
  McGraw Hill Inc                                 430              37,464
  New York Times Co  Class A                    1,510              44,734
  Tribune Co                                      520              31,785
                                                                ---------
                                                                  147,079
                                                                ---------

SERVICE INDUSTRIES - 1.47%
  CUC International Inc*                          540              18,428
  Omnicom Group                                   840              31,290
                                                                ---------
                                                                   49,718
                                                                ---------

COMMON STOCK                                   SHARES               VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.14%
  MCI Communications Corp                       2,050           $  53,556
  Vodafone Group Plc  ADR                         540              19,035
                                                                ---------
                                                                   72,591
                                                                ---------

TRANSPORTATION - 3.85%
  Delta Airlines Inc                              320              23,640
  Ryder System Inc                              1,180              29,205
  UAL Corp*                                        10               1,785
  Union Pacific Corp                              650              42,900
  Union Pacific Resources Group Inc             1,290              32,729
                                                                ---------
                                                                  130,259
                                                                ---------

TOTAL COMMON STOCK
    (Cost - $1,505,621)                                         1,626,706
                                                                =========

FIXED INCOME - 35.74%                             PAR               VALUE
--------------------------------------------------------------------------------
U.S. TREASURY - 35.74%
  United States Treasury Bonds
  7.875%  15 Feb 2021                        $ 40,000           $  49,256
  United States Treasury Notes
  6.25%  15 Feb 2003                          585,000             610,319
  7.50%  15 Nov 2001                          500,000             550,705
                                                                ---------
                                                                1,210,280
                                                                ---------

TOTAL FIXED INCOME
    (Cost - $1,167,245)                                         1,210,280
                                                                =========

SHORT TERM OBLIGATIONS - 14.76%                   PAR               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 14.76%
  State Street Repo  5.00%  2 Jan 1996
  (Cost - $500,000)(Dated 12/29/95,
  due 1/2/96, collateralized by $365,000
  U.S. Treasury Bond  10.75%, 8/15/05,
  Market Value $515,235,
  Repurchase Proceeds $500,278)             $ 500,000           $ 500,000
                                                                ---------

TOTAL SHORT TERM OBLIGATIONS
    (Cost - $500,000)                                             500,000
                                                                ---------

TOTAL INVESTMENTS - 98.54%
    (Cost - $3,172,866)                                         3,336,986
                                                                ---------

OTHER ASSETS AND LIABILITIES - 1.46%                               49,328
                                                                ---------

TOTAL NET ASSETS - 100%                                        $3,386,314
                                                                =========


See notes to financial statements and notes to schedules of investments
                                      47

December 31, 1995 (unaudited)
-------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

PREFERRED FIXED INCOME FUND


FIXED INCOME - 96.29%                             PAR               VALUE
-------------------------------------------------------------------------
ASSET BACKED - 5.18%
  Banc One Auto Trust
    6.90%  15 Apr 1998                    $ 1,000,000         $ 1,016,560
  Banc One Credit Card Master Trust
    6.30%  15 Oct 2002                      1,000,000           1,025,310
  Chevy Chase Auto Receivables
    6.00%  15 Dec 2001                        592,644             595,607
  Western Financial
    6.05%  1 Nov 2000                         768,954             771,837
                                                                ---------
                                                                3,409,314
                                                                ---------


COLLATERALIZED MORTGAGE OBLIGATION - 22.22%
-------------------------------------------------------------------------
  CIT Group Securitization Corp
    6.25%  20 May 2006                      1,129,000           1,140,466
  Crimi Mae Financial Corp
    7.00%  1 Jan 2033                         998,918             995,172
  FHLMC Gold 30 Yr Jan TBA**
    7.00%  1 Jan 1999                       5,780,000           5,832,367
  Federal Home Loan Mortgage Pc Gtd
    5.50%  15 Mar 2021                      1,000,000             965,000
    6.00%  15 Apr 2006                      1,000,000           1,002,810
    6.20%  15 Feb 2024                      1,500,000           1,510,305
  Federal National Mortgage Assn REMIC
    5.50%  25 Dec 2008                      1,200,000           1,144,872
    5.75%  25 Apr 2019                      1,000,000             992,180
  Green Tree Financial Corp
    6.05%  15 Dec 2026                      1,031,202           1,037,617
                                                                ---------
                                                               14,620,789
                                                                ---------

ELECTRIC - .75%
  Boston Edison
    7.80%  15 Mar 2023                        500,000             494,335
                                                                ---------

FEDERAL AGENCY POOLED - 9.16%
  Federal Home Loan Mortgage Corp.
   Gold 30 Yr Jan TBA**
    7.50%  1 Jan 1999                       1,500,000           1,537,965
    7.50%  1 Jan 1999                         930,000             953,538
  Federal Home Loan Mortgage Corp.
    7.00%  1 Dec 2024                         884,401             892,414
    7.00%  1 Dec 2025                          95,700              97,554
    7.50%  1 Nov 2025                         495,000             514,488
    7.50%  1 Dec 2025                         498,308             517,926
    7.50%  1 Dec 2025                         491,692             511,050
    8.00%  1 Aug 2025                         605,267             627,207
    8.00%  1 Aug 2025                         364,228             377,431
                                                                ---------
                                                                6,029,573
                                                                ---------


FIXED INCOME                                      PAR               VALUE
-------------------------------------------------------------------------
FINANCE & BANKING - 20.20%
  American General Finance Corp
    7.25%  1 Mar 1998                      $1,000,000          $1,034,130
  Associates Corp of North America
    6.73%  30 Sep 2002                        725,000             752,876
    6.875%  15 Jan 1997                     1,000,000           1,011,580
    7.75%  1 Nov 1997                         600,000             621,000
  Auburn Hills Trust
    12.00%  1 May 2020                        500,000             786,880
  First Deposit
    5.75%  15 Jun 2001                      1,075,000           1,081,719
  General Electric Capital Corp MTN
    6.01%  28 Jan 2004                        550,000             556,155
  General Motors Acceptance Corp
    8.00%  1 Oct 1999                       1,500,000           1,607,010
  Integra Bank Pittsburgh MTN
    6.55%  15 Jun 2000                        650,000             667,921
  Sears Roebuck & Co MTN
    6.66%  20 May 1997                      1,000,000           1,013,860
  Security Pacific Corp MTN
    10.30%  15 May 2001                     1,250,000           1,499,563
  Society National Bank
    6.875%  15 Oct 1996                     1,000,000           1,008,650
  Texaco Capital Inc
    8.875%  1 Sep 2021                        500,000             637,630
  Trans Financial Bank MTN
    8.48%  23 Oct 1998                      1,000,000           1,010,000
                                                                ---------
                                                               13,288,974
                                                                ---------

FOREIGN CORPORATE - 3.26%
  Norddeutsche Landbank Girozen
    6.875%  10 Mar 2003                     1,000,000           1,040,625
  Santander Financial Issuances Ltd
    7.875%  15 Apr 2005                     1,000,000           1,103,760
                                                                ---------
                                                                2,144,385
                                                                ---------

FOREIGN GOVERNMENT - 2.38%
  Italy Republic Yankee Bond
    6.875%  27 Sep 2023                       450,000             439,448
  Quebec Province Canada
    9.00%  1 Apr 2016                         950,000           1,125,156
                                                                ---------
                                                                1,564,604
                                                                ---------

GOVERNMENT SPONSORED - 3.41%
  Federal National Mortgage Association
    6.50%  1 Feb 2024                         173,579             171,517
    6.50%  1 Apr 2024                         221,506             218,874
    6.50%  1 Apr 2024                         124,851             123,368
    6.50%  1 Jul 2024                         322,664             318,831
    6.925%  1 Mar 2001                        996,026           1,031,510
    7.00%  1 Sep 2025                         375,249             378,296
                                                                ---------
                                                                2,242,396
                                                                ---------


See notes to financial statements and notes to schedules of investments

                                      THE PREFERRED GROUP OF MUTUAL FUNDS
-------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


FIXED INCOME                                      PAR               VALUE
-------------------------------------------------------------------------
INDUSTRIALS - 4.41%
  Ford Motor Company
    9.95%  15 Feb 2032                     $  600,000          $  838,224
  James River Corp
    7.75%  15 Nov 2023                      1,000,000           1,059,620
  Occidental Pete Corp MTN
    5.76%  15 Jun 1998                      1,000,000           1,001,150
                                                                ---------
                                                                2,898,994
                                                                ---------

U.S. TREASURY - 25.32%
  United States Treasury Bonds
    7.125%  15 Feb 2023  #                  1,180,000           1,349,259
    8.125%  15 Aug 2019  #                    540,000             678,964
    8.75%  15 May 2020 #                      750,000           1,004,528
    10.375%  15 Nov 2012  #                 1,300,000           1,797,250
    12.00%  15 Aug 2013  #                  1,432,000           2,206,397
  United States Treasury Notes
    5.125%  30 Nov 1998                     1,550,000           1,544,916
    5.625%  30 Nov 2000 #                   2,000,000           2,018,120
    6.25%  15 Feb 2003                        120,000             125,194
    6.75%  30 Apr 2000                      2,075,000           2,183,606
    7.50%  15 Nov 2002                      2,300,000           2,533,243
  United States Treasury Stripped
    Interest Only  15 May 2002+             1,710,000           1,213,429
                                                                ---------
                                                               16,654,906
                                                               ----------

TOTAL FIXED INCOME
    (Cost - $60,951,351)                                       63,348,270
                                                               ==========


SHORT TERM OBLIGATIONS - 14.78%                   PAR               VALUE
-------------------------------------------------------------------------
FINANCE - 6.08%
  Mitsubishi Euro
    6.14%  16 Jan 1996                    $ 2,000,000          $2,000,008
  Sanwa Bank
    6.08%  16 Jan 1996                      2,000,000           2,000,000
                                                                ---------
                                                                4,000,008
                                                                ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.71%
  Federal Home Loan Mortgage Discount Notes @
    5.50%  18 Jan 1996                      1,930,000           1,928,778
  Federal National Mortgage Association @
    6.46%  27 Mar 1996                      1,170,000           1,169,830
                                                                ---------
                                                                3,098,608
                                                                ---------

U.S. TREASURY - 3.99%
  United States Treasury Bills @
    4.90%  28 Mar 1996                         41,000              40,514
    4.985%  14 Mar 1996                       611,000             604,824
    5.085%  14 Nov 1996                       265,000             253,097
    5.135%  21 Mar 1996                        81,000              80,076



SHORT TERM OBLIGATIONS                            PAR               VALUE
-------------------------------------------------------------------------
U.S. TREASURY (continued)
    5.19%  21 Mar 1996                      $ 601,000          $  594,068
    5.205%  21 Mar 1996                        47,000              46,456
    5.298%  21 Mar 1996                       127,000             125,517
    5.315%  21 Mar 1996                       894,000             883,441
                                                                ---------
                                                                2,627,993
                                                                ---------

TOTAL SHORT TERM OBLIGATIONS
    (Cost - $9,722,818)                                         9,726,609
                                                                =========

TOTAL INVESTMENTS - 111.07%
    (Cost - $70,674,169)                                       73,074,879
                                                               ==========

OTHER ASSETS AND LIABILITIES - (11.07%)                       (7,285,821)
                                                               ==========

TOTAL NET ASSETS - 100%                                       $65,789,058
                                                               ==========

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------
FIXED INCOME - 96.75%                             PAR               VALUE

ASSET BACKED - 11.22%
  First USA Credit Card Master Trust
    5.80%  15 Jun 1998                     $  500,000          $  499,530
  Premier Auto Trust
    7.20%  4 Oct 1999                       1,000,000           1,032,500
  Standard Credit Card Trust
    9.375%  10 Jul 1997                     2,000,000           2,105,620
                                                                ---------
                                                                3,637,650
                                                                ---------

COLLATERALIZED MORTGAGE OBLIGATION - 3.09%
  Contimortgage Home Equity Loan
    6.20%  15 May 2008                      1,000,000           1,000,625
                                                                ---------

GOVERNMENT SPONSORED - 8.74%
  Federal Farm Credit Banks MTN
    7.51%  13 Feb 1998                      2,000,000           2,086,300
  Federal National Mortgage Assn MTN
    6.72%  27 Apr 1998                        730,000             745,082
                                                                ---------
                                                                2,831,382
                                                                ---------

MUNICIPAL - 9.35%
  Bossier LA Public Trust
    6.50%  1 Aug 2011                       2,000,000           2,022,100
  Ventura County CA Pension Obligation
    5.74%  1 Nov 1998                       1,000,000           1,007,450
                                                                ---------
                                                                3,029,550
                                                                ---------


See notes to financial statements and notes to schedules of investments


December 31, 1995 (unaudited)
  SCHEDULES OF INVESTMENTS


 PREFERRED ST GOVT SECURITIES FUND (continued)

FIXED INCOME                               PAR/SHARES               VALUE
-------------------------------------------------------------------------------
U.S. TREASURY - 64.35%
  United States Treasury Notes
    5.125%  30 Jun 1998                   $ 1,520,000         $ 1,516,914
    5.125%  31 Dec 1998                     1,000,000             996,560
    5.50%  31 Jul 1997                      1,100,000           1,105,500
    5.50%  15 Nov 1998                      1,000,000           1,007,340
    5.625%  31 Aug 1997                     1,000,000           1,006,410
    5.875%  15 Aug 1998                     1,500,000           1,523,670
    6.00%  30 Nov 1997                      2,000,000           2,029,380
    6.125%  15 May 1998                     1,250,000           1,275,000
    6.375%  30 Jun 1997                     1,000,000           1,016,560
    6.50%  15 May 1997                        750,000             762,540
    6.50%  15 Aug 1997                      2,250,000           2,295,000
    7.50%  31 Dec 1996                      1,000,000           1,021,870
    7.875%  15 Apr 1998                     1,200,000           1,267,128
    8.25%  15 Jul 1998                        500,000             535,155
    8.50%  15 Jul 1997                      1,000,000           1,048,280
    8.875%  15 Nov 1997                     2,300,000           2,448,051
                                                               ----------
                                                               20,855,358
                                                               ----------
TOTAL FIXED INCOME
    (Cost - $31,018,793)                                       31,354,565
                                                               ==========
SHORT TERM OBLIGATIONS - .81%                  SHARES               VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT FUND - .81%
  Seven Seas Money Market  Fund               262,717             262,717
                                                              -----------
TOTAL SHORT TERM OBLIGATIONS
    (Cost - $262,717)                                             262,717
                                                              -----------
TOTAL INVESTMENTS - 97.56%
    (Cost - $31,281,510)                                       31,617,282
                                                              -----------
OTHER ASSETS AND LIABILITIES - 2.44%                              790,590
                                                              -----------
TOTAL NET ASSETS - 100%                                       $32,407,872
                                                              ===========

 PREFERRED MONEY MARKET FUND

SHORT TERM OBLIGATIONS - 99.32%                   PAR               VALUE
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 15.22%
  Fuji Bank Ltd Yankee CD
    6.12%  17 Jan  1996                   $ 3,000,000         $ 3,000,000
  National Australia Bank @
    5.75%  2 Oct 1996                       1,000,000             999,063
  National Westminster Bank Plc
    5.72%  16 Feb 1996                      3,000,000           3,000,422
  Nationsbank Dallas @
    7.55%  9 Jan 1996                       1,000,000             999,996
  Sumitomo Bank Ltd
    5.99%  16 Jan 1996                      3,000,000           3,000,049
                                                               -----------
                                                               10,999,530
                                                               -----------

COMMERCIAL PAPER - 38.59%
  American Telephone & Telegraph Co @
    5.50%  15 Apr 1996                      3,500,000           3,443,854
  Bank of New York @
    5.83%  18 Jan 1996                      3,500,000           3,490,364
  Bankers Trust NY Corp @
    5.67%  14 Mar 1996                      2,500,000           2,471,256
  Bayerische Vereinsbank AG NY @
    6.06%  3 Jan 1996                       3,500,000           3,498,822
  Deere & Co @
    5.77%  30 Jan 1996                      3,600,000           3,583,267
  Deutsche Bank Finance Inc @
    5.655%  2 Feb 1996                      3,000,000           2,984,920
  Ford Motor Credit Co @
    5.85%  5 Jan 1996                       1,500,000           1,499,025
  Her Majesty in Right of Canada @
    5.52%  18 Jan 1996                      3,500,000           3,490,877
  Nationsbank Corp @
    5.35%  12 Jun 1996                      3,500,000           3,415,217

                                                               -----------
                                                               27,877,602
                                                               -----------
CORPORATE BONDS - 5.53%
  Coamerica Bank Detroit @
    5.70%  3 Sep 1996                       1,000,000             999,546
  Ford Motor Credit @
    5.00%  25 Mar 1996                      2,000,000           1,995,721
  Society National Bank Cleveland @
    6.30%  9 May 1996                       1,000,000             999,933
                                                                ---------
                                                                3,995,200
                                                                =========

See notes to financial statements and notes to schedules of investments


                                        THE PREFERRED GROUP OF MUTUAL FUNDS
  SCHEDULES OF INVESTMENTS

SHORT TERM OBLIGATIONS                         PAR               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY - 38.15%
  Federal Home Loan Mortgage Loan Disc Notes @
    5.46%  22 Jan 1996                    $ 6,000,000         $ 5,980,890
    5.50%  18 Jan 1996                      3,077,000           3,069,008
    5.52%  16 Jan 1996                      5,000,000           4,988,500
    5.75%  2 Jan 1996                       9,049,000           9,047,555
    6.06%  21 Mar 1996                      1,000,000             986,533
  Federal National Mortgage Assn MTN @
    5.30%  26 Dec 1996                      2,500,000           2,494,787
    5.60%  1 Nov 1996                       1,000,000             998,642
                                                               ----------
                                                               27,565,915
                                                               ----------
U.S. TREASURY - 1.83%
  United States Treasury Bills @
    5.28%  21 Mar 1996                        317,000             313,281
  United States Treasury Notes
    7.375%  15 May 1996                     1,000,000           1,005,640
                                                                ---------
                                                                1,318,921
                                                                ---------
TOTAL SHORT TERM OBLIGATIONS
    (Cost - $71,757,168)                                       71,757,168
                                                               ----------
TOTAL INVESTMENTS - 99.32%
    (Cost - $71,757,168)                                       71,757,168
                                                               ----------

OTHER ASSETS AND LIABILITIES - .68%                               492,124
                                                               ----------

TOTAL NET ASSETS - 100%                                       $72,249,292
                                                              ===========





 NOTES TO SCHEDULES OF INVESTMENTS
    *   Non-income producing security.

   ** These securities were purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

  *** Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $6,548,177 or 1.67% of the Preferred Growth Fund.

    # All or a portion of this security is being used to collateralize delayed delivery securities settling after December 31, 1995 or futures contracts outstanding at December 31, 1995.

    @   Yields are at time of purchase.

    + Interest only securities represent the right to receive the monthly interest payments. Payments of principal reduce the value of the interest only holding.

Abbreviations:
  ADR - American Depository Receipt
  MTN - Medium Term Notes
  REMIC - Real Estate Mortgage Investment Conduit

                                      51

December 31, 1995 (unaudited)

  NOTES TO FINANCIAL STATEMENTS

  1.  ACCOUNTING POLICIES

      The Preferred Group of Mutual Funds ("The Preferred Group or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering nine portfolios ("Funds"):

      PREFERRED GROWTH FUND ("Growth") - seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

      PREFERRED VALUE FUND ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

      PREFERRED INTERNATIONAL FUND ("International") - seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

      PREFERRED SMALL CAP FUND ("Small Cap") (effective November 1, 1995) - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

      PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

      PREFERRED BALANCED FUND ("Balanced") (effective July 3, 1995) - seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and short term instruments.

      PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

      PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government")
      - seeks high current income, consistent with preservation of capital, primarily through investments in U.S. Government Securities.

      PREFERRED MONEY MARKET FUND ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

      The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.

                                          THE PREFERRED GROUP OF MUTUAL FUNDS
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

SECURITY VALUATIONS
      Portfolio securities, options and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer - supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter-party. Obligations with a maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

SECURITY TRANSACTIONS
      Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES
      Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.
      At June 30, 1995, approximate capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                YEAR OF    CAPITAL LOSS
      FUND                    EXPIRATION   CARRYFORWARD
      Fixed Income               2003        $311,000
      Short-Term Government      2003        $418,000

      To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
      Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized and market discount is accreted on debt securities with a corresponding adjustment to the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
      Growth, Value, International and Small Cap will declare and pay dividends at least annually. Dividends were declared and recorded monthly and paid semi-annually for Asset Allocation until July 1, 1995 after which time dividends will be declared and paid quarterly. Dividends are declared and paid quarterly for Balanced. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES
      Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

December 31, 1995 (unaudited)
----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

FOREIGN CURRENCY TRANSLATION
      The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

      Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS
      All Funds (except Money Market and Short-Term Government) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are closed or mature. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

FUTURES CONTRACTS
      All Funds (except Money Market) may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. See Note 4 for all open futures contracts held as of December 31, 1995.

DELAYED DELIVERY TRANSACTIONS
      All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds identify securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

                                         The Preferred Group of Mutual Funds
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

REPURCHASE AGREEMENTS
      The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

DOLLAR ROLL TRANSACTIONS
      Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's commitment to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

OTHER
      Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

      All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange.

      The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  Notes to Financial Statements

2.  FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
    Caterpillar Investment Management Ltd. (The Manager) provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:

                                                   ANNUAL PERCENTAGE OF
    FUND                                           AVERAGE NET ASSETS
    ----                                          --------------------
    Growth..................................              0.75%
    Value...................................              0.75%
    International...........................              0.95%
    Small Cap...............................              0.75%*
    Asset Allocation........................              0.70%
    Balanced................................              0.75%**
    Fixed Income............................              0.65%
    Short-Term Government...................              0.35%
    Money Market............................              0.30%***

        * Effective November 1, 1995 and until further notice, the Manager agreed to limit the fee to 0.40%.

        ** Effective July 3, 1995 and until further notice, the manager agreed to limit expenses to 1.15% of average net assets.
       ***  The Manager agreed to limit the fee to 0.15% from January 1, 1993
             - October 31, 1995.

        In order to assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:


    FUND                                     SUBADVISOR (S)
    ----                                     --------------
    Growth and Balanced....................  Jennison Associates Capital Corp. ("Jennison")
    Value..................................  Oppenheimer Capital ("Oppenheimer")

    International..........................  Mercator Asset Management, L.P. ("Mercator")
    Small Cap and Short-Term Government ...  None
    Asset Allocation.......................  Mellon Capital Management Corporation ("Mellon") and
                                             PanAgora Asset Management, Inc. ("PanAgora")
    Fixed Income and Money Market..........  J. P. Morgan Investment Management, Inc. ("Morgan")

The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

        For the six-month period ended December 31, 1995, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following funds:

                                            GROWTH            VALUE          BALANCED
                                           --------         --------          --------
    J.P. Morgan Securities, Inc.           $  1,612               -              $  21
    Lehman Bros.                             29,582          $   600                73
    Oppenheimer & Co., Inc                      298            1,775                45
    Prudential Securities, Inc.                 -              6,000                 -
                                           --------         --------          --------
                                           $ 31,492          $ 8,375              $139
                                           ========         ========          ========

Trustees' Fees
    The unaffiliated Trustees receive an annual fee of $6,000 plus $1,000 for each Trustees' meeting attended.

                                            The Preferred Group of Mutual Funds
--------------------------------------------------------------------------------
  Notes to Financial Statements

 3.  BENEFICIAL INTEREST

    As of December 31, 1995, related party holdings are as follows:


                                             % OF TOTAL SHARES OUTSTANDING
                                  ----------------------------------------------------    ----------------------
                                                     GROUP INSURANCE        INSURANCE     CATERPILLAR INVESTMENT
                                  401(K) PLAN *     TRUST A AND B **       RESERVES***        MANAGEMENT LTD.
                                  -------------     ----------------       -----------    ----------------------
    Growth                           41.62%               8.10%              10.22%                 --
    Value                            58.02%              14.86%              17.72%                 --
    International                    48.42%              31.79%               8.49%                 --
    Small Cap                          --                99.79%                                     --
    Asset Allocation                 42.45%              40.54%                --                   --
    Balanced                           --                  --                                     93.02%
    Fixed Income                     35.17%              50.19%                --                   --
    Short-Term Government            39.58%              53.56%                --                   --
    Money Market                     87.44%                --                  --                   --

    *    Caterpillar Investment Trust 401(k) Plan.
    **   Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance
         Trust B (Trust A and B).
    ***  Caterpillar Insurance Company Limited Insurance Reserves.


 4.  PORTFOLIO INFORMATION

SECURITY PURCHASES AND SALES
    During the six-month period ended December 31, 1995 (two-month period ended December 31, 1995 for Small Cap), purchases and sales of long-term investments (other than short-term securities and U.S. Government securities) and U.S. Government securities (short and long-term), respectively, were as follows:

                                               LONG-TERM                                    U.S. GOVERNMENT
                                  ---------------------------------                ------------------------------
                                     PURCHASES            SALES                      PURCHASES          SALES
                                  -------------       -------------                ------------      ------------
    Growth                        $ 142,853,468       $ 142,228,124                      --                --
    Value                            20,979,634          21,781,660                      --                --
    International                    27,646,429          11,880,738                      --                --
    Small Cap                        28,144,402           2,680,572                      --                --
    Asset Allocation                  3,228,506           7,650,721                $ 13,922,083      $ 18,884,480
    Balanced                          2,018,639             538,884                   1,169,733            --
    Fixed Income                     54,118,359          46,873,872                  80,678,534        71,721,460
    Short-Term Government            11,182,606           6,755,039                  15,520,152        20,150,687


December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  Notes to Financial Statements

    During the six-month period ended December 31, 1995, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of other short-term securities and U.S. Government securities of:

                                                 OTHER                                      U.S. GOVERNMENT
                                  -----------------------------------            ---------------------------------
                                      PURCHASES            SALES                     PURCHASES           SALES
                                  ---------------    ----------------            ---------------   ---------------
    Money Market                   $ 954,431,654       $ 954,525,024               $ 26,667,201      $ 33,432,844

FUTURES CONTRACTS
    Asset Allocation had the following futures contracts open at December 31, 1995:

Caption>
                                   NUMBER OF            EXPIRATION           UNREALIZED
    CONTRACTS                       CONTRACTS              DATE                 GAIN
    -------------------         ---------------       --------------       --------------
    Long Positions:
       S&P 500                         36                 Mar 96              $516,020
       S&P 500                         20                 Jun 96               (88,125)
                                                                            -----------
                                                                               427,895
    Short Positions:
       U.S. Treasury Bonds             45                 Mar 96                77,235
                                                                            -----------
                                                                              $350,660
                                                                            ===========

UNREALIZED APPRECIATION (DEPRECIATION)
    Unrealized appreciation (depreciation) for each Fund at December 31, 1995 based on cost of both long-term and short-term securities for federal tax and financial statement purposes were as follows:

                                                                                                     COST FOR
                                  GROSS UNREALIZED      GROSS UNREALIZED       NET UNREALIZED        FEDERAL TAX
    FUND                            APPRECIATION         (DEPRECIATION)         APPRECIATION          PURPOSES
    -------------------          -----------------    -----------------      -----------------  -----------------
    Growth                         $105,980,181         $(10,815,937)           $ 95,164,244      $ 293,649,244
    Value                            67,274,232           (5,570,624)             61,703,608        167,684,301
    International                    17,661,458           (2,320,454)             15,341,004        120,768,752
    Small Cap                         2,249,150           (1,210,821)              1,038,329         25,830,502
    Asset Allocation                 13,193,269             (707,965)             12,485,304         70,269,364
    Balanced                            202,422              (38,306)                164,116          3,172,870
    Fixed Income                      2,410,163               (9,457)              2,400,706         70,674,173
    Short-Term Government               340,231               (4,459)                335,772         31,281,510
    Money Market                          -                      -                    -              71,757,168

                                     58

                                             The Preferred Group of Mutual Funds
--------------------------------------------------------------------------------
  FUNDS & INVESTMENT OBJECTIVES

                            PREFERRED GROWTH FUND

         Seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

                             PREFERRED VALUE FUND

         Seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

                         PREFERRED INTERNATIONAL FUND

         Seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

                           PREFERRED SMALL CAP FUND

         Seeks long-term capital appreciation through investments in companies with small equity capitalizations.

                       PREFERRED ASSET ALLOCATION FUND

         Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

                           PREFERRED BALANCED FUND

         Seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and short term instruments.

                         PREFERRED FIXED INCOME FUND

         Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

               PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

         Seeks high current income, consistent with preservation of capital, primarily through investments in U.S. Government Securities.

                         PREFERRED MONEY MARKET FUND

         Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

--------------------------------------------------------------------------------

December 31, 1995 (unaudited)
--------------------------------------------------------------------------------
  SHAREHOLDER PRIVILEGES


                        AFFORDABLE MINIMUM INVESTMENT

         You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.

                              FREE CHECKWRITING

         You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.

                           SYSTEMATIC SAVINGS PLAN

         You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

                              EXCHANGE PRIVILEGE

         Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

                                  IRA PLANS

         If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred IRA account. You may also transfer or roll over your current IRA to a Preferred IRA. Call 1-800-662-GROW for a free IRA Kit.

                       COMPREHENSIVE INVESTOR SERVICES

         You can reach The Preferred Group at 1-800-662-GROW during normal business hours of 8 a.m. to 8 p.m. Eastern Time to discuss your questions with our Investor Services representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end Summary Statement for your tax records. High-quality service is a top priority at The Preferred Group.

                                 100% NO-LOAD

         We are a 100% NO-LOAD FUND GROUP. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Fund. All of your money goes to work for you immediately.

           OFFICERS AND TRUSTEES

P. Michael Pond                President and Trustee
Gary M. Anna                   Trustee
William F. Bahl                Trustee
James F. Masterson             Trustee
Dixie L. Mills                 Trustee
Carol K. Burns                 Vice President and
                               Assistant Clerk
Fred L. Kaufman                Vice President and
                               Treasurer
Richard P. Konrath             Clerk

                              INVESTMENT ADVISOR
                    Caterpillar Investment Management Ltd.
                            100 N.E. Adams Street
                            Peoria, IL  61629-5330

                                 DISTRIBUTOR
                         Caterpillar Securities Inc.
                            100 N. E. Adams Street
                            Peoria, IL  61629-5330

                                  CUSTODIAN
                        State Street Bank & Trust Co.
                                P.O. Box 1713
                              Boston, MA  02101

                     TRANSFER AGENT AND INVESTOR SERVICES
                     Boston Financial Data Services, Inc.
                              The BFDS Building
                              Two Heritage Drive
                              Quincy, MA  02171

                                LEGAL COUNSEL
                                 Ropes & Gray
                           One International Place
                            Boston, MA  02110-2624


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[PREFERRED GROUP LOGO]
Semiannual
Report
December 31, 1995
(Unaudited)